ALLIANZ LIFE VARIABLE ACCOUNT A

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2021

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of North America and the Contract Owners of Allianz Life Variable Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life Variable Account A indicated in the table below (other than Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Growth VIP Fund, Columbia Variable Portfolio – Seligman Global Technology Fund, AZL Morgan Stanley Global Real Estate Fund Class 1 and AZL Morgan Stanley Global Real Estate Fund Class 2 which do not present a statement of assets and liabilities) as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life Variable Account A (other than Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Growth VIP Fund, Columbia Variable Portfolio – Seligman Global Technology Fund, AZL Morgan Stanley Global Real Estate Fund Class 1 and AZL Morgan Stanley Global Real Estate Fund Class 2 which do not present a statement of assets and liabilities) as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life Variable Account A
AZL DFA Five-Year Global Fixed Income Fund(1)	AZL MSCI Emerging Markets Equity Index Class 2(1)	Columbia Variable Portfolio – Seligman Global Technology Fund(6)
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1(2)	AZL MSCI Global Equity Index Fund Class 1(2)	Davis VA Financial Portfolio(1)
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2(2)	AZL MSCI Global Equity Index Fund Class 2(2)	Franklin Rising Dividends VIP Fund(1)
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1(1)	AZL Russell 1000 Growth Index Fund Class 1(1)	Franklin U.S. Government Securities VIP Fund(1)
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2(1)	AZL Russell 1000 Growth Index Fund Class 2(1)	Invesco V.I. Global Strategic Income Fund(1)
AZL Government Money Market Fund(1)	AZL Russell 1000 Value Index Fund Class 1(1)	PIMCO VIT High Yield Portfolio(1)
AZL International Index Fund Class 1(1)	AZL Russell 1000 Value Index Fund Class 2(1)	PIMCO VIT Real Return Portfolio(1)
AZL International Index Fund Class 2(1)	AZL S&P 500 Index Fund(1)	PIMCO VIT StocksPLUS Global Portfolio(1)
AZL Mid Cap Index Fund Class 1(1)	AZL Small Cap Stock Index Fund Class 1(1)	PIMCO VIT Total Return Portfolio(1)
AZL Mid Cap Index Fund Class 2(1)	AZL Small Cap Stock Index Fund Class 2(1)	Templeton Global Bond VIP Fund(1)

AZL MSCI Emerging Markets Equity Index Class 1(1)	AZL T. Rowe Price Capital Appreciation Fund(1)	Franklin Income VIP Fund (3)(4)
Franklin Mutual Shares VIP Fund (3) (4)	Templeton Growth VIP Fund (3)(4)	AZL Morgan Stanley Global Real Estate Fund Class 1 (5)
AZL Morgan Stanley Global Real Estate Fund Class 2 (5)

1.Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020
2.Statement of operations and statement of changes in net assets for the period June 18, 2021 (commencement of operations) through December 31, 2021
3.Statement of operations for the period January 1, 2021 to June 18, 2021 (date of liquidation)
4.Statement of changes in net assets for the period January 1, 2021 to June 18, 2021 (date of liquidation) and for the year ended December 31, 2020
5.Statement of changes in net assets for the period January 1, 2020 to August 21, 2020 (date of liquidation)
6.The fund had no activity for the years ended December 31, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of Allianz Life Insurance Company of North America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Allianz Life Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Allianz Life Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 4, 2022

We have served as the auditor of one or more of the subaccounts of Allianz Life Variable Account A of Allianz Life Insurance Company of North America since 2019.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2021

	AZL DFA Five-Year Global Fixed Income Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
Assets:
Investments at Net Asset Value	$13,565	$636,993	$65,891	$419,953	$95,454
Total Assets	13,565	636,993	65,891	419,953	95,454

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$13,565	$636,993	$65,891	$419,953	$95,454

Investment Shares	1,429	61,904	4,168	40,891	9,005
Investments at Cost	$14,052	$621,247	$63,839	$409,867	$94,368

	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2
Assets:
Investments at Net Asset Value	$1,076,536	$333,689	$1,069,300	$1,643,919	$822,075
Total Assets	1,076,536	333,689	1,069,300	1,643,919	822,075

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$1,076,536	$333,689	$1,069,300	$1,643,919	$822,075

Investment Shares	1,076,536	26,295	56,368	185,754	29,100
Investments at Cost	$1,076,536	$272,326	$835,476	$1,669,942	$601,557
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2021

	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1
Assets:
Investments at Net Asset Value	$563,581	$47,872	$1,596,457	$59,896	$945,888
Total Assets	563,581	47,872	1,596,457	59,896	945,888

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$563,581	$47,872	$1,596,457	$59,896	$945,888

Investment Shares	70,980	6,022	153,064	3,561	61,501
Investments at Cost	$415,127	$45,019	$1,528,499	$57,287	$684,801

	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1
Assets:
Investments at Net Asset Value	$1,588,764	$3,081,375	$907,532	$1,389,521	$162,593
Total Assets	1,588,764	3,081,375	907,532	1,389,521	162,593

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$1,588,764	$3,081,375	$907,532	$1,389,521	$162,593

Investment Shares	67,435	280,635	59,393	56,748	13,838
Investments at Cost	$1,074,641	$2,738,346	$738,793	$884,949	$135,120
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2021

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	Davis VA Financial Portfolio	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund
Assets:
Investments at Net Asset Value	$654,603	$1,124,680	$13,378	$1,188,640	$210,022
Total Assets	654,603	1,124,680	13,378	1,188,640	210,022

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$654,603	$1,124,680	$13,378	$1,188,640	$210,022

Investment Shares	39,034	51,262	958	32,509	17,881
Investments at Cost	$480,152	$827,336	$12,008	$700,974	$226,416

	Invesco V.I. Global Strategic Income Fund	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio
Assets:
Investments at Net Asset Value	$12,228	$79,221	$10,112	$960,502	$513,439
Total Assets	12,228	79,221	10,112	960,502	513,439

Liabilities:
Total Liabilities	—	—	—	—	—
Total Net Assets	$12,228	$79,221	$10,112	$960,502	$513,439

Investment Shares	2,748	9,977	723	99,043	47,717
Investments at Cost	$14,356	$76,571	$9,542	$881,740	$524,388
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2021

	Templeton Global Bond VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$29,137	$21,316,816
Total Assets	29,137	21,316,816

Liabilities:
Total Liabilities	—	—
Total Net Assets	$29,137	$21,316,816

Investment Shares	2,108	2,568,587
Investments at Cost	$33,872	$17,749,147

The following open/available fund had no assets or liabilities as of December 31, 2021 and therefore, was not listed in the Statements of Assets and Liabilities:
Columbia Variable Portfolio – Seligman Global Technology Fund
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2021

	AZL DFA Five-Year Global Fixed Income Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$—	$4,999	$362	$12,145

Expenses:
Mortality and Expense Risk and Administrative Charges	95	2,503	697	3,174
Investment Income (Loss), Net	(95)	2,496	(335)	8,971
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	13,328	966	8,312
Realized Gains (Losses) on Sales of Investments, Net	(87)	307	87	900
Realized Gains (Losses) on Investments, Net	(87)	13,635	1,053	9,212
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(132)	15,746	2,052	(18,912)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(219)	29,381	3,105	(9,700)
Net Increase (Decrease) in Net Assets From Operations	$(314)	$31,877	$2,770	$(729)

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$2,403	$10	$8,484	$15,967

Expenses:
Mortality and Expense Risk and Administrative Charges	1,867	12,085	4,481	9,900
Investment Income (Loss), Net	536	(12,075)	4,003	6,067
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,807	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	543	—	4,235	19,914
Realized Gains (Losses) on Investments, Net	2,350	—	4,235	19,914
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,450)	—	20,874	68,655
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(2,100)	—	25,109	88,569
Net Increase (Decrease) in Net Assets From Operations	$(1,564)	$(12,075)	$29,112	$94,636
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2021

	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$41,435	$5,629	$9,400	$666

Expenses:
Mortality and Expense Risk and Administrative Charges	13,793	8,954	4,522	1,000
Investment Income (Loss), Net	27,642	(3,325)	4,878	(334)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	192,870	34,043	10,260	871
Realized Gains (Losses) on Sales of Investments, Net	7,640	12,352	9,509	807
Realized Gains (Losses) on Investments, Net	200,510	46,395	19,769	1,678
Net Change in Unrealized Appreciation
(Depreciation) on Investments	94,228	109,405	(50,344)	(4,166)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	294,738	155,800	(30,575)	(2,488)
Net Increase (Decrease) in Net Assets From Operations	$322,380	$152,475	$(25,697)	$(2,822)

	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$18,560	$442	$6,008	$3,844

Expenses:
Mortality and Expense Risk and Administrative Charges	6,269	568	6,451	22,489
Investment Income (Loss), Net	12,291	(126)	(443)	(18,645)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	59,608	1,418	146,200	172,886
Realized Gains (Losses) on Sales of Investments, Net	1,425	152	19,074	80,294
Realized Gains (Losses) on Investments, Net	61,033	1,570	165,274	253,180
Net Change in Unrealized Appreciation
(Depreciation) on Investments	67,959	2,609	36,085	93,447
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	128,992	4,179	201,359	346,627
Net Increase (Decrease) in Net Assets From Operations	$141,283	$4,053	$200,916	$327,982
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2021

	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$55,648	$10,324	$13,918	$1,895

Expenses:
Mortality and Expense Risk and Administrative Charges	21,934	10,926	17,861	2,769
Investment Income (Loss), Net	33,714	(602)	(3,943)	(874)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	11,332	2,421	68,553	5,631
Realized Gains (Losses) on Sales of Investments, Net	12,669	7,207	38,257	1,447
Realized Gains (Losses) on Investments, Net	24,001	9,628	106,810	7,078
Net Change in Unrealized Appreciation
(Depreciation) on Investments	488,821	160,729	187,426	25,746
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	512,822	170,357	294,236	32,824
Net Increase (Decrease) in Net Assets From Operations	$546,536	$169,755	$290,293	$31,950

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	Davis VA Financial Portfolio	Franklin Income VIP Fund
				(A)
Investment Income:
Dividends Reinvested in Fund Shares	$4,121	$10,355	$183	$32,314

Expenses:
Mortality and Expense Risk and Administrative Charges	11,143	11,644	287	2,745
Investment Income (Loss), Net	(7,022)	(1,289)	(104)	29,569
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	16,093	120,466	1,004	—
Realized Gains (Losses) on Sales of Investments, Net	19,957	21,361	553	66,501
Realized Gains (Losses) on Investments, Net	36,050	141,827	1,557	66,501
Net Change in Unrealized Appreciation
(Depreciation) on Investments	102,314	21,656	2,086	(36,305)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	138,364	163,483	3,643	30,196
Net Increase (Decrease) in Net Assets From Operations	$131,342	$162,194	$3,539	$59,765
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2021

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. Global Strategic Income Fund
	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$—	$11,121	$5,679	$589

Expenses:
Mortality and Expense Risk and Administrative Charges	1,938	9,897	2,592	254
Investment Income (Loss), Net	(1,938)	1,224	3,087	335
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	34,646	—	—
Realized Gains (Losses) on Sales of Investments, Net	65,277	33,933	(1,389)	(84)
Realized Gains (Losses) on Investments, Net	65,277	68,579	(1,389)	(84)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	127	183,691	(8,115)	(956)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	65,404	252,270	(9,504)	(1,040)
Net Increase (Decrease) in Net Assets From Operations	$63,466	$253,494	$(6,417)	$(705)

	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$3,596	$497	$1,810	$9,572

Expenses:
Mortality and Expense Risk and Administrative Charges	1,352	201	8,189	7,424
Investment Income (Loss), Net	2,244	296	(6,379)	2,148
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	87,508	21,949
Realized Gains (Losses) on Sales of Investments, Net	235	29	7,077	1,615
Realized Gains (Losses) on Investments, Net	235	29	94,585	23,564
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(947)	20	64,221	(40,395)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(712)	49	158,806	(16,831)
Net Increase (Decrease) in Net Assets From Operations	$1,532	$345	$152,427	$(14,683)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or period ended December 31, 2021

	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
		(A)
Investment Income:
Dividends Reinvested in Fund Shares	$—	$20,093	$312,069

Expenses:
Mortality and Expense Risk and Administrative Charges	232	5,747	215,983
Investment Income (Loss), Net	(232)	14,346	96,086
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	1,012,172
Realized Gains (Losses) on Sales of Investments, Net	(283)	(39,680)	391,834
Realized Gains (Losses) on Investments, Net	(283)	(39,680)	1,404,006
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,198)	110,942	1,692,919
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,481)	71,262	3,096,925
Net Increase (Decrease) in Net Assets From Operations	$(1,713)	$85,608	$3,193,011

(A)	Fund terminated in 2021 . See Footnote 1 for further details.

The following open/available fund had no activity for the year or period ended December 31, 2021 and therefore, was not listed in the Statements of Operations:
Columbia Variable Portfolio – Seligman Global Technology Fund

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	AZL DFA Five-Year Global Fixed Income Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(95)	$172	$2,496	$—
Realized Gains (Losses) on Investments, Net	(87)	(51)	13,635	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(132)	(142)	15,746	—
Net Increase (Decrease) in Net Assets From Operations	(314)	(21)	31,877	—
Contract Transactions-All Products
Purchase Payments	6,701	5,800	180,055	—
Transfers Between Funds or (to) from General Account	—	—	440,411	—
Surrenders and Terminations	(4,025)	(2,978)	(15,124)	—
Rescissions	(242)	—	—	—
Loans	—	—	(226)	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	2,434	2,822	605,116	—
Increase (Decrease) in Net Assets	2,120	2,801	636,993	—
Net Assets at Beginning of Period	11,445	8,644	—	—
Net Assets at End of Period	$13,565	$11,445	$636,993	$—
Changes in Units
Issued	653	560	61,979	—
Redeemed	(416)	(288)	(1,656)	—
Net Increase (Decrease)	237	272	60,323	—

	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2		AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(335)	$—	$8,971	$12,081
Realized Gains (Losses) on Investments, Net	1,053	—	9,212	1,146
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,052	—	(18,912)	20,304
Net Increase (Decrease) in Net Assets From Operations	2,770	—	(729)	33,531
Contract Transactions-All Products
Purchase Payments	—	—	8,014	7,711
Transfers Between Funds or (to) from General Account	68,649	—	—	—
Surrenders and Terminations	(5,528)	—	(17,205)	(20,303)
Rescissions	—	—	—	—
Loans	—	—	(18)	(101)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	63,121	—	(9,209)	(12,693)
Increase (Decrease) in Net Assets	65,891	—	(9,938)	20,838
Net Assets at Beginning of Period	—	—	429,891	409,053
Net Assets at End of Period	$65,891	$—	$419,953	$429,891
Changes in Units
Issued	3,654	—	682	683
Redeemed	(309)	—	(1,474)	(1,794)
Net Increase (Decrease)	3,345	—	(792)	(1,111)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2		AZL Government Money Market Fund
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$536	$1,183	$(12,075)	$(14,008)
Realized Gains (Losses) on Investments, Net	2,350	679	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,450)	3,711	—	—
Net Increase (Decrease) in Net Assets From Operations	(1,564)	5,573	(12,075)	(14,008)
Contract Transactions-All Products
Purchase Payments	19,378	18,675	139,151	145,980
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(10,192)	(15,967)	(168,982)	(70,802)
Rescissions	—	(32)	(300)	(48)
Loans	(3,524)	9,293	(1,627)	1,348
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	5,662	11,969	(31,758)	76,478
Increase (Decrease) in Net Assets	4,098	17,542	(43,833)	62,470
Net Assets at Beginning of Period	91,356	73,814	1,120,369	1,057,899
Net Assets at End of Period	$95,454	$91,356	$1,076,536	$1,120,369
Changes in Units
Issued	1,732	2,585	14,697	15,401
Redeemed	(1,228)	(1,473)	(18,539)	(7,400)
Net Increase (Decrease)	504	1,112	(3,842)	8,001

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,003	$10,593	$6,067	$19,716
Realized Gains (Losses) on Investments, Net	4,235	1,255	19,914	13,234
Net Change in Unrealized Appreciation
(Depreciation) on Investments	20,874	6,537	68,655	39,827
Net Increase (Decrease) in Net Assets From Operations	29,112	18,385	94,636	72,777
Contract Transactions-All Products
Purchase Payments	14,580	15,933	86,211	112,833
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(25,786)	(22,121)	(134,263)	(92,308)
Rescissions	—	(26)	(19)	(209)
Loans	(684)	(76)	(1,212)	13,864
Other Transactions	—	—	139	139
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(11,890)	(6,290)	(49,144)	34,319
Increase (Decrease) in Net Assets	17,222	12,095	45,492	107,096
Net Assets at Beginning of Period	316,467	304,372	1,023,808	916,712
Net Assets at End of Period	$333,689	$316,467	$1,069,300	$1,023,808
Changes in Units
Issued	1,037	1,408	4,174	9,007
Redeemed	(1,882)	(1,918)	(7,238)	(5,004)
Net Increase (Decrease)	(845)	(510)	(3,064)	4,003

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	AZL Mid Cap Index Fund Class 1		AZL Mid Cap Index Fund Class 2
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$27,642	$37,079	$(3,325)	$131
Realized Gains (Losses) on Investments, Net	200,510	68,407	46,395	16,757
Net Change in Unrealized Appreciation
(Depreciation) on Investments	94,228	72,910	109,405	59,359
Net Increase (Decrease) in Net Assets From Operations	322,380	178,396	152,475	76,247
Contract Transactions-All Products
Purchase Payments	93,330	117,680	23,000	24,352
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(221,866)	(165,550)	(39,667)	(87,735)
Rescissions	—	(150)	—	(105)
Loans	1,328	323	(1,044)	4,955
Other Transactions	—	—	92	366
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(127,208)	(47,697)	(17,619)	(58,167)
Increase (Decrease) in Net Assets	195,172	130,699	134,856	18,080
Net Assets at Beginning of Period	1,448,747	1,318,048	687,219	669,139
Net Assets at End of Period	$1,643,919	$1,448,747	$822,075	$687,219
Changes in Units
Issued	5,258	9,930	718	1,417
Redeemed	(12,481)	(13,109)	(1,022)	(3,290)
Net Increase (Decrease)	(7,223)	(3,179)	(304)	(1,873)

	AZL Morgan Stanley Global Real Estate Fund Class 1		AZL Morgan Stanley Global Real Estate Fund Class 2
	2021	2020 (B)	2021	2020 (B)
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$2,641	$—	$79
Realized Gains (Losses) on Investments, Net	—	(20,954)	—	(515)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	3,337	—	(20)
Net Increase (Decrease) in Net Assets From Operations	—	(14,976)	—	(456)
Contract Transactions-All Products
Purchase Payments	—	—	—	478
Transfers Between Funds or (to) from General Account	—	—	—	(1,452)
Surrenders and Terminations	—	(42,903)	—	(162)
Rescissions	—	—	—	—
Loans	—	—	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	—	(42,903)	—	(1,136)
Increase (Decrease) in Net Assets	—	(57,879)	—	(1,592)
Net Assets at Beginning of Period	—	57,879	—	1,592
Net Assets at End of Period	$—	$—	$—	$—
Changes in Units
Issued	—	—	—	41
Redeemed	—	(4,914)	—	(142)
Net Increase (Decrease)	—	(4,914)	—	(101)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	AZL MSCI Emerging Markets Equity Index Class 1		AZL MSCI Emerging Markets Equity Index Class 2
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,878	$14,937	$(334)	$688
Realized Gains (Losses) on Investments, Net	19,769	26,788	1,678	1,504
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(50,344)	41,518	(4,166)	5,417
Net Increase (Decrease) in Net Assets From Operations	(25,697)	83,243	(2,822)	7,609
Contract Transactions-All Products
Purchase Payments	38,565	40,680	3,047	3,048
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(44,193)	(47,739)	(2,637)	(2,764)
Rescissions	—	(45)	—	—
Loans	(70)	156	(1,598)	4,177
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(5,698)	(6,948)	(1,188)	4,461
Increase (Decrease) in Net Assets	(31,395)	76,295	(4,010)	12,070
Net Assets at Beginning of Period	594,976	518,681	51,882	39,812
Net Assets at End of Period	$563,581	$594,976	$47,872	$51,882
Changes in Units
Issued	2,257	2,982	225	715
Redeemed	(2,594)	(3,498)	(310)	(251)
Net Increase (Decrease)	(337)	(516)	(85)	464

	AZL MSCI Global Equity Index Fund Class 1		AZL MSCI Global Equity Index Fund Class 2
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$12,291	$—	$(126)	$—
Realized Gains (Losses) on Investments, Net	61,033	—	1,570	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	67,959	—	2,609	—
Net Increase (Decrease) in Net Assets From Operations	141,283	—	4,053	—
Contract Transactions-All Products
Purchase Payments	81,514	—	—	—
Transfers Between Funds or (to) from General Account	1,413,206	—	62,225	—
Surrenders and Terminations	(38,973)	—	(6,382)	—
Rescissions	—	—	—	—
Loans	(573)	—	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	1,455,174	—	55,843	—
Increase (Decrease) in Net Assets	1,596,457	—	59,896	—
Net Assets at Beginning of Period	—	—	—	—
Net Assets at End of Period	$1,596,457	$—	$59,896	$—
Changes in Units
Issued	149,478	—	2,843	—
Redeemed	(3,748)	—	(258)	—
Net Increase (Decrease)	145,730	—	2,585	—
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	AZL Russell 1000 Growth Index Fund Class 1		AZL Russell 1000 Growth Index Fund Class 2
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(443)	$2,787	$(18,645)	$(11,321)
Realized Gains (Losses) on Investments, Net	165,274	56,134	253,180	155,860
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36,085	162,674	93,447	262,748
Net Increase (Decrease) in Net Assets From Operations	200,916	221,595	327,982	407,287
Contract Transactions-All Products
Purchase Payments	13,205	13,006	53,513	147,780
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(62,182)	(39,298)	(220,980)	(121,817)
Rescissions	—	(52)	(97)	—
Loans	(116)	(139)	(2,315)	1,769
Other Transactions	—	—	139	139
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(49,093)	(26,483)	(169,740)	27,871
Increase (Decrease) in Net Assets	151,823	195,112	158,242	435,158
Net Assets at Beginning of Period	794,065	598,953	1,430,522	995,364
Net Assets at End of Period	$945,888	$794,065	$1,588,764	$1,430,522
Changes in Units
Issued	499	691	1,160	4,931
Redeemed	(2,368)	(2,055)	(5,025)	(3,106)
Net Increase (Decrease)	(1,869)	(1,364)	(3,865)	1,825

	AZL Russell 1000 Value Index Fund Class 1		AZL Russell 1000 Value Index Fund Class 2
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$33,714	$43,984	$(602)	$5,079
Realized Gains (Losses) on Investments, Net	24,001	94,679	9,628	22,757
Net Change in Unrealized Appreciation
(Depreciation) on Investments	488,821	(128,849)	160,729	(30,075)
Net Increase (Decrease) in Net Assets From Operations	546,536	9,814	169,755	(2,239)
Contract Transactions-All Products
Purchase Payments	200,473	118,166	43,048	43,175
Transfers Between Funds or (to) from General Account	416,172	—	—	—
Surrenders and Terminations	(233,962)	(264,483)	(54,300)	(101,133)
Rescissions	—	(162)	(12)	(239)
Loans	(15,152)	(884)	690	10,451
Other Transactions	—	—	—	147
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	367,531	(147,363)	(10,574)	(47,599)
Increase (Decrease) in Net Assets	914,067	(137,549)	159,181	(49,838)
Net Assets at Beginning of Period	2,167,308	2,304,857	748,351	798,189
Net Assets at End of Period	$3,081,375	$2,167,308	$907,532	$748,351
Changes in Units
Issued	39,000	9,759	1,735	2,809
Redeemed	(15,522)	(21,967)	(2,098)	(5,301)
Net Increase (Decrease)	23,478	(12,208)	(363)	(2,492)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(3,943)	$3,806	$(874)	$397
Realized Gains (Losses) on Investments, Net	106,810	67,130	7,078	154
Net Change in Unrealized Appreciation
(Depreciation) on Investments	187,426	84,170	25,746	8,522
Net Increase (Decrease) in Net Assets From Operations	290,293	155,106	31,950	9,073
Contract Transactions-All Products
Purchase Payments	53,474	99,039	9,232	9,501
Transfers Between Funds or (to) from General Account	—	1,452	—	—
Surrenders and Terminations	(101,149)	(99,906)	(10,213)	(18,423)
Rescissions	(361)	(496)	—	—
Loans	12,564	835	(515)	(290)
Other Transactions	139	139	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(35,333)	1,063	(1,496)	(9,212)
Increase (Decrease) in Net Assets	254,960	156,169	30,454	(139)
Net Assets at Beginning of Period	1,134,561	978,392	132,139	132,278
Net Assets at End of Period	$1,389,521	$1,134,561	$162,593	$132,139
Changes in Units
Issued	2,395	4,383	521	817
Redeemed	(3,409)	(4,550)	(604)	(1,611)
Net Increase (Decrease)	(1,014)	(167)	(83)	(794)

	AZL Small Cap Stock Index Fund Class 2		AZL T. Rowe Price Capital Appreciation Fund
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7,022)	$(2,468)	$(1,289)	$3,006
Realized Gains (Losses) on Investments, Net	36,050	16,125	141,827	81,031
Net Change in Unrealized Appreciation
(Depreciation) on Investments	102,314	51,945	21,656	49,988
Net Increase (Decrease) in Net Assets From Operations	131,342	65,602	162,194	134,025
Contract Transactions-All Products
Purchase Payments	34,542	52,033	64,890	63,616
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(69,124)	(41,276)	(84,263)	(17,734)
Rescissions	(8)	(96)	(10)	(102)
Loans	(1,582)	31,706	(829)	(818)
Other Transactions	139	519	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(36,033)	42,886	(20,212)	44,962
Increase (Decrease) in Net Assets	95,309	108,488	141,982	178,987
Net Assets at Beginning of Period	559,294	450,806	982,698	803,711
Net Assets at End of Period	$654,603	$559,294	$1,124,680	$982,698
Changes in Units
Issued	1,258	5,021	1,944	2,345
Redeemed	(2,627)	(1,989)	(2,519)	(372)
Net Increase (Decrease)	(1,369)	3,032	(575)	1,973
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	Davis VA Financial Portfolio		Franklin Income VIP Fund
	2021	2020	2021 (A)	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(104)	$(66)	$29,569	$32,046
Realized Gains (Losses) on Investments, Net	1,557	375	66,501	261
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,086	(1,937)	(36,305)	(36,369)
Net Increase (Decrease) in Net Assets From Operations	3,539	(1,628)	59,765	(4,062)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	(509,060)	—
Surrenders and Terminations	(2,988)	(1,788)	(205,332)	(55,181)
Rescissions	—	—	—	(25)
Loans	(14)	(21)	(506)	(1,307)
Other Transactions	—	—	—	96
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(3,002)	(1,809)	(714,898)	(56,417)
Increase (Decrease) in Net Assets	537	(3,437)	(655,133)	(60,479)
Net Assets at Beginning of Period	12,841	16,278	655,133	715,612
Net Assets at End of Period	$13,378	$12,841	$—	$655,133
Changes in Units
Issued	—	—	—	2
Redeemed	(109)	(99)	(7,185)	(675)
Net Increase (Decrease)	(109)	(99)	(7,185)	(673)

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund
	2021 (A)	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1,938)	$8,796	$1,224	$5,010
Realized Gains (Losses) on Investments, Net	65,277	8,587	68,579	68,367
Net Change in Unrealized Appreciation
(Depreciation) on Investments	127	(59,238)	183,691	60,349
Net Increase (Decrease) in Net Assets From Operations	63,466	(41,855)	253,494	133,726
Contract Transactions-All Products
Purchase Payments	—	—	877	877
Transfers Between Funds or (to) from General Account	(416,172)	—	—	—
Surrenders and Terminations	(96,528)	(70,146)	(85,883)	(82,420)
Rescissions	—	(27)	—	(33)
Loans	(231)	(1,341)	(6,080)	(3,690)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(512,931)	(71,514)	(91,086)	(85,266)
Increase (Decrease) in Net Assets	(449,465)	(113,369)	162,408	48,460
Net Assets at Beginning of Period	449,465	562,834	1,026,232	977,772
Net Assets at End of Period	$—	$449,465	$1,188,640	$1,026,232
Changes in Units
Issued	—	—	6	8
Redeemed	(10,854)	(2,025)	(710)	(805)
Net Increase (Decrease)	(10,854)	(2,025)	(704)	(797)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. Global Strategic Income Fund
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3,087	$6,226	$335	$490
Realized Gains (Losses) on Investments, Net	(1,389)	(1,256)	(84)	(98)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(8,115)	2,353	(956)	(246)
Net Increase (Decrease) in Net Assets From Operations	(6,417)	7,323	(705)	146
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(18,286)	(36,250)	(422)	(499)
Rescissions	(114)	(51)	—	—
Loans	(4,907)	(986)	—	—
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(23,307)	(37,287)	(422)	(499)
Increase (Decrease) in Net Assets	(29,724)	(29,964)	(1,127)	(353)
Net Assets at Beginning of Period	239,746	269,710	13,355	13,708
Net Assets at End of Period	$210,022	$239,746	$12,228	$13,355
Changes in Units
Issued	—	—	—	—
Redeemed	(622)	(1,238)	(17)	(21)
Net Increase (Decrease)	(622)	(1,238)	(17)	(21)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,244	$2,495	$296	$(57)
Realized Gains (Losses) on Investments, Net	235	(2)	29	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(947)	658	20	951
Net Increase (Decrease) in Net Assets From Operations	1,532	3,151	345	898
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(4,731)	(2,618)	(363)	(457)
Rescissions	—	—	—	—
Loans	(364)	(268)	—	(4)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(5,095)	(2,886)	(363)	(461)
Increase (Decrease) in Net Assets	(3,563)	265	(18)	437
Net Assets at Beginning of Period	82,784	82,519	10,130	9,693
Net Assets at End of Period	$79,221	$82,784	$10,112	$10,130
Changes in Units
Issued	—	—	—	—
Redeemed	(195)	(104)	(23)	(31)
Net Increase (Decrease)	(195)	(104)	(23)	(31)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	PIMCO VIT StocksPLUS Global Portfolio		PIMCO VIT Total Return Portfolio
	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(6,379)	$2,479	$2,148	$3,814
Realized Gains (Losses) on Investments, Net	94,585	65,362	23,564	10,884
Net Change in Unrealized Appreciation
(Depreciation) on Investments	64,221	34,762	(40,395)	22,878
Net Increase (Decrease) in Net Assets From Operations	152,427	102,603	(14,683)	37,576
Contract Transactions-All Products
Purchase Payments	30,135	56,193	42,509	78,152
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(85,603)	(35,043)	(82,713)	(65,223)
Rescissions	—	—	(2)	(331)
Loans	(5,057)	12,857	(6,916)	25,393
Other Transactions	139	139	139	139
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(60,386)	34,146	(46,983)	38,130
Increase (Decrease) in Net Assets	92,041	136,749	(61,666)	75,706
Net Assets at Beginning of Period	868,461	731,712	575,105	499,399
Net Assets at End of Period	$960,502	$868,461	$513,439	$575,105
Changes in Units
Issued	1,494	5,122	2,266	5,799
Redeemed	(4,839)	(2,255)	(4,746)	(3,418)
Net Increase (Decrease)	(3,345)	2,867	(2,480)	2,381

	Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2021	2020	2021 (A)	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(232)	$2,868	$14,346	$35,088
Realized Gains (Losses) on Investments, Net	(283)	(282)	(39,680)	(44,710)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,198)	(4,893)	110,942	66,233
Net Increase (Decrease) in Net Assets From Operations	(1,713)	(2,307)	85,608	56,611
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	(1,474,443)	—
Surrenders and Terminations	(1,962)	(4,633)	(144,850)	(166,261)
Rescissions	(90)	—	(9)	(16)
Loans	(203)	(211)	(1,231)	(2,796)
Other Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(2,255)	(4,844)	(1,620,533)	(169,073)
Increase (Decrease) in Net Assets	(3,968)	(7,151)	(1,534,925)	(112,462)
Net Assets at Beginning of Period	33,105	40,256	1,534,925	1,647,387
Net Assets at End of Period	$29,137	$33,105	$—	$1,534,925
Changes in Units
Issued	—	—	—	—
Redeemed	(41)	(86)	(35,591)	(4,547)
Net Increase (Decrease)	(41)	(86)	(35,591)	(4,547)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2021 and 2020

	Total All Funds
	2021	2020
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$96,086	$229,751
Realized Gains (Losses) on Investments, Net	1,404,006	709,612
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,692,919	799,382
Net Increase (Decrease) in Net Assets From Operations	3,193,011	1,738,745
Contract Transactions-All Products
Purchase Payments	1,239,444	1,174,708
Transfers Between Funds or (to) from General Account	988	—
Surrenders and Terminations	(2,300,657)	(1,795,921)
Rescissions	(1,264)	(2,245)
Loans	(42,012)	104,195
Other Transactions	926	1,823
Net Increase (Decrease) in Net Assets Resulting
From Policyholder Transactions	(1,102,575)	(517,440)
Increase (Decrease) in Net Assets	2,090,436	1,221,305
Net Assets at Beginning of Period	19,226,380	18,005,075
Net Assets at End of Period	$21,316,816	$19,226,380
Changes in Units
Issued	301,665	86,416
Redeemed	(152,259)	(99,336)
Net Increase (Decrease)	149,406	(12,920)

(A)	Fund terminated in 2021 . See Footnote 1 for further details.
(B)	Fund terminated in 2020 . See Footnote 1 for further details.

The following open/available fund had no activity as of the years or periods ended December 31, 2021 and 2020, and therefore, was not listed in the Statements of Changes in Net Assets:
Columbia Variable Portfolio – Seligman Global Technology Fund

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
(1) Organization
Allianz Life Variable Account A (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (1940 Act), as amended. Allianz Life applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established on May 31, 1985, and commenced operations September 8, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable life policies issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct. Allianz Life has discontinued new sales of all variable life insurance products under the Variable Account. Products that were previously offered are shown below:

•Allianz ValueLife
•Allianz Valuemark Life
•Allianz Variable LifeFund
•Allianz VUL

The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) in accordance with the selection made by the policyholder. The policyholder may have the option to invest in the fixed account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed are available for all products. Some funds have been closed to accepting new money. Each multiple-class fund is presented on an aggregate basis, however, when mergers occur, the fund will be presented separately by class, to disclose which class received additional money. The funds and investment advisers are:

Fund	Investment Adviser
AZL DFA Five-Year Global Fixed Income Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2 *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 1 †	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 1 †	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021

Fund	Investment Adviser
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.
Invesco V.I. Global Strategic Income Fund	Invesco Advisors, Inc.
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT StocksPLUS Global Portfolio †	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC
Templeton Global Bond VIP Fund *	Franklin Advisers, Inc.

*	Fund contains share classes which assess 12b-1 fees.
†	The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

During the year ended December 31, 2021, the funds listed below changed their name. There were no name changes in 2020.

Prior Fund Name	Current Fund Name	Effective Date
Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco V.I. Global Strategic Income Fund	April 29, 2021
During the years ended December 31, 2020 and 2021, the following funds were closed to new money

Fund	Date Closed
AZL Morgan Stanley Global Real Estate Fund Class 1	August 21, 2020
AZL Morgan Stanley Global Real Estate Fund Class 2	August 21, 2020
Franklin Income VIP Fund	June 18, 2021
Franklin Mutual Shares VIP Fund	June 18, 2021
Templeton Growth VIP Fund	June 18, 2021
During the year ended December 31, 2021, the following funds were added as available options. No funds were added in 2020.

Fund	Date Opened
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	June 18, 2021
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	June 18, 2021
AZL MSCI Global Equity Index Fund Class 1	June 18, 2021
AZL MSCI Global Equity Index Fund Class 2	June 18, 2021

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
During the years ended December 31, 2020 and 2021, the following funds were merged or replaced

Closed Fund	Receiving Fund	Date Merged
AZL Morgan Stanley Global Real Estate Fund Class 1	AZL S&P 500 Index Fund	August 21, 2020
AZL Morgan Stanley Global Real Estate Fund Class 2	AZL S&P 500 Index Fund	August 21, 2020
Franklin Income VIP Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	June 18, 2021
Franklin Income VIP Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	June 18, 2021
Franklin Mutual Shares VIP Fund	AZL Russell 1000 Value Index Fund Class 1	June 18, 2021
Franklin Mutual Shares VIP Fund	AZL Russell 1000 Value Index Fund Class 2	June 18, 2021
Templeton Growth VIP Fund	AZL MSCI Global Equity Index Fund Class 1	June 18, 2021
Templeton Growth VIP Fund	AZL MSCI Global Equity Index Fund Class 2	June 18, 2021

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.
The Fair Value Measurement Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 -     Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 -    Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2021, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

Transfers between subaccounts, including the fixed account (net), include transfers of all or part of the contractholders' interest to or from another eligible subaccount, or from or to the fixed account option of the general account of the Company.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
(3) Related Party Charges and Expenses
Under the terms of the policies, certain charges and fees are incurred by the policyholder to cover Allianz Life’s expenses in connection with the issuance and administration of the policies. Following is a summary of these charges, expenses and fees for the period ended December 31, 2021:

Mortality and Expense Risk Charges
Allianz Life assumes mortality and expense risks related to the operations of the Variable Account. These charges are deducted on a daily basis with a rate ranging from 0.60% to 2.0% annually of the daily net asset value of each fund. These charges are assessed through a reduction in subaccount unit values.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the policy. These charges range from 0.15% annually of the daily net asset value of each fund to a fixed charge of $4 to $15 per month. The 0.15% charge is assessed through a reduction in subaccount unit values, and the $4 to $15 charge is assessed through a reduction in subaccount accumulation units.

Cost of Insurance Charge
A cost of insurance charge may be deducted from the policy by a reduction of subaccount accumulation units. The amount of the charge is based upon the age, sex, and rate classification of the insured.

Insurance Risk Charge
An insurance risk charge may be deducted from the policy by a reduction of subaccount unit values. The amount of the charge is based upon the rate classification of the insured.

Premium Charges
A charge to cover expenses related to premiums and premium collection expense, including premium taxes, may be deducted from each premium payment by a reduction of subaccount accumulation units. These charges range from 1.75% to 5.0% of each premium payment.

Transfer Charges
A charge to cover transfers between available funds may be imposed at a rate of up to $25 per transfer. These charges are assessed through a reduction in subaccount accumulation units.

Rider Charges
For certain policies, optional riders may be available for an additional charge to the policyholder. The rider charges and the manner in which they are assessed vary based on the specific product, and may vary based on the insured's issue age, risk classification and other factors.

Additional details on charges and fees can be found in the respective product prospectus and policy.
(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in a policyholder's gross income until amounts are received pursuant to a variable life policy.

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
(5) Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2021, are as follows:

	Cost of Purchases	Proceeds from Sales
AZL DFA Five-Year Global Fixed Income Fund	$5,268	$2,929
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	640,814	19,874
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	70,374	6,621
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	25,473	17,399
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	21,180	13,174
AZL Government Money Market Fund	120,850	164,682
AZL International Index Fund Class 1	16,358	24,246
AZL International Index Fund Class 2	60,174	103,251
AZL Mid Cap Index Fund Class 1	272,195	178,890
AZL Mid Cap Index Fund Class 2	59,784	46,686
AZL MSCI Emerging Markets Equity Index Class 1	37,637	28,197
AZL MSCI Emerging Markets Equity Index Class 2	4,822	5,473
AZL MSCI Global Equity Index Fund Class 1	1,573,020	45,946
AZL MSCI Global Equity Index Fund Class 2	64,079	6,944
AZL Russell 1000 Growth Index Fund Class 1	156,424	59,761
AZL Russell 1000 Growth Index Fund Class 2	236,426	251,924
AZL Russell 1000 Value Index Fund Class 1	602,006	189,429
AZL Russell 1000 Value Index Fund Class 2	41,721	50,475
AZL S&P 500 Index Fund	148,361	119,084
AZL Small Cap Stock Index Fund Class 1	12,366	9,105
AZL Small Cap Stock Index Fund Class 2	49,624	76,586
AZL T. Rowe Price Capital Appreciation Fund	172,230	73,265
Columbia Variable Portfolio – Seligman Global Technology Fund	—	—
Davis VA Financial Portfolio	1,188	3,289
Franklin Income VIP Fund	32,314	717,643
Franklin Mutual Shares VIP Fund	—	514,869
Franklin Rising Dividends VIP Fund	45,869	101,085
Franklin U.S. Government Securities VIP Fund	5,684	25,904
Invesco V.I. Global Strategic Income Fund	589	676
PIMCO VIT High Yield Portfolio	3,596	6,447
PIMCO VIT Real Return Portfolio	497	565
PIMCO VIT StocksPLUS Global Portfolio	111,128	90,386
PIMCO VIT Total Return Portfolio	58,248	81,134
Templeton Global Bond VIP Fund	—	2,488
Templeton Growth VIP Fund	20,093	1,626,280

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
(6) Financial Highlights
A summary of units outstanding, unit values, net assets, ratios, and total returns for variable life policies is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL DFA Five-Year Global Fixed Income Fund
2021	1,344	$10.09	to	$10.09	$13,565	—%	0.75%	to	0.75%	(2.39)%	to	(2.39)%
2020	1,107	$10.34	to	$10.34	$11,445	2.46%	0.75%	to	0.75%	(0.18)%	to	(0.18)%
2019	835	$10.36	to	$10.36	$8,644	6.64%	0.75%	to	0.75%	2.73%	to	2.73%
2018	488	$10.08	to	$10.08	$4,924	0.81%	0.75%	to	0.75%	0.41%	to	0.41%
2017¹	146	$10.04	to	$10.04	$1,468	—%	0.75%	to	0.75%	(0.55)%	to	(0.55)%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
2021²	60,323	$10.56	to	$10.56	$636,993	0.80%	0.75%	to	0.75%	5.60%	to	5.60%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2
2021²	3,345	$19.56	to	$23.2	$65,891	0.54%	0.60%	to	2.00%	4.25%	to	5.04%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2021	35,577	$11.8	to	$11.8	$419,953	2.87%	0.75%	to	0.75%	(0.16)%	to	(0.16)%
2020	36,369	$11.82	to	$11.82	$429,891	3.64%	0.75%	to	0.75%	8.31%	to	8.31%
2019	37,480	$10.91	to	$10.91	$409,053	3.37%	0.75%	to	0.75%	9.74%	to	9.74%
2018	38,301	$9.95	to	$9.95	$380,905	2.94%	0.75%	to	0.75%	(1.75)%	to	(1.75)%
2017	47,062	$10.12	to	$10.12	$476,347	2.50%	0.75%	to	0.75%	3.77%	to	3.77%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2021	8,558	$11.15	to	$11.15	$95,454	2.57%	0.60%	to	2.00%	(1.67)%	to	(1.67)%
2020	8,054	$11.34	to	$11.34	$91,356	3.42%	0.60%	to	2.00%	6.68%	to	6.68%
2019	6,942	$10.63	to	$10.63	$73,814	3.07%	0.60%	to	2.00%	8.10%	to	8.10%
2018	6,427	$9.84	to	$10.67	$63,562	2.91%	0.60%	to	2.00%	(3.22)%	to	(1.85)%
2017	6,689	$10.16	to	$10.87	$68,427	2.31%	0.60%	to	2.00%	2.22%	to	3.65%
AZL Government Money Market Fund
2021	111,649	$8.07	to	$10.71	$1,076,536	—%	0.60%	to	2.00%	(1.98)%	to	(0.60)%
2020	115,491	$8.23	to	$10.77	$1,120,369	0.17%	0.60%	to	2.00%	(1.78)%	to	(0.40)%
2019	107,490	$8.38	to	$10.81	$1,057,899	1.38%	0.60%	to	2.00%	(0.62)%	to	0.79%
2018	108,162	$8.44	to	$10.73	$1,062,727	0.99%	0.60%	to	2.00%	(1.00)%	to	0.41%
2017	122,575	$8.52	to	$10.68	$1,202,515	0.04%	0.60%	to	2.00%	(1.93)%	to	(0.55)%
AZL International Index Fund Class 1
2021	22,711	$14.20	to	$15.28	$333,689	2.55%	0.60%	to	2.00%	8.61%	to	10.14%
2020	23,556	$13.08	to	$13.87	$316,467	5.18%	0.60%	to	2.00%	5.53%	to	7.02%
2019	24,066	$12.39	to	$12.96	$304,372	3.73%	0.60%	to	2.00%	19.26%	to	20.94%
2018	26,327	$10.39	to	$10.72	$277,392	3.86%	0.60%	to	2.00%	(15.52)%	to	(14.32)%
2017	30,320	$12.30	to	$12.51	$375,860	1.35%	0.60%	to	2.00%	22.65%	to	24.37%
AZL International Index Fund Class 2
2021	50,603	$14.74	to	$23.44	$1,069,300	1.52%	0.60%	to	2.00%	8.36%	to	9.89%
2020	53,667	$13.60	to	$21.33	$1,023,808	3.22%	0.60%	to	2.00%	5.27%	to	6.76%
2019	49,664	$12.92	to	$19.98	$916,712	2.35%	0.60%	to	2.00%	19.04%	to	20.72%
2018	56,606	$10.85	to	$16.55	$849,265	2.61%	0.60%	to	2.00%	(15.75)%	to	(14.56)%
2017	65,983	$12.88	to	$19.37	$1,175,483	0.91%	0.60%	to	2.00%	22.30%	to	24.02%
AZL Mid Cap Index Fund Class 1
2021	85,487	$18.12	to	$19.50	$1,643,919	2.59%	0.60%	to	2.00%	21.57%	to	23.28%
2020	92,710	$14.91	to	$15.82	$1,448,747	3.98%	0.60%	to	2.00%	12.54%	to	14.13%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2019	95,889	$13.25	to	$13.86	$1,318,048	3.13%	0.60%	to	2.00%	22.99%	to	24.72%
2018	101,718	$10.77	to	$11.11	$1,124,259	2.40%	0.60%	to	2.00%	(12.78)%	to	(11.54)%
2017	112,694	$12.35	to	$12.56	$1,411,467	1.02%	0.60%	to	2.00%	13.79%	to	15.39%
AZL Mid Cap Index Fund Class 2
2021	19,801	$30.00	to	$52.25	$822,075	0.71%	0.60%	to	2.00%	21.21%	to	22.92%
2020	20,105	$24.75	to	$42.51	$687,219	1.16%	0.60%	to	2.00%	12.26%	to	13.84%
2019	21,978	$22.05	to	$37.34	$669,139	1.06%	0.60%	to	2.00%	22.80%	to	24.53%
2018	23,340	$17.95	to	$29.99	$569,769	0.91%	0.60%	to	2.00%	(13.11)%	to	(11.88)%
2017	26,543	$20.66	to	$34.03	$743,158	0.47%	0.60%	to	2.00%	13.56%	to	15.16%
AZL MSCI Emerging Markets Equity Index Class 1
2021	35,051	$16.07	to	$16.07	$563,581	1.56%	0.75%	to	0.75%	(4.40)%	to	(4.40)%
2020	35,388	$16.81	to	$16.81	$594,976	3.80%	0.75%	to	0.75%	16.38%	to	16.38%
2019	35,904	$14.45	to	$14.45	$518,681	1.98%	0.75%	to	0.75%	16.67%	to	16.67%
2018	36,263	$12.38	to	$12.38	$449,000	1.91%	0.75%	to	0.75%	(15.94)%	to	(15.94)%
2017	42,277	$14.73	to	$14.73	$622,728	0.53%	0.75%	to	0.75%	35.95%	to	35.95%
AZL MSCI Emerging Markets Equity Index Class 2
2021	3,744	$12.66	to	$16.19	$47,872	1.29%	0.60%	to	2.00%	(5.73)%	to	(4.40)%
2020	3,829	$13.43	to	$16.93	$51,882	3.61%	0.60%	to	2.00%	14.59%	to	16.21%
2019	3,365	$11.72	to	$14.57	$39,812	1.63%	0.60%	to	2.00%	14.86%	to	16.48%
2018	3,823	$10.20	to	$12.51	$39,980	1.61%	0.60%	to	2.00%	(17.14)%	to	(15.97)%
2017	3,579	$12.31	to	$14.88	$45,182	0.40%	0.60%	to	2.00%	33.93%	to	35.81%
AZL MSCI Global Equity Index Fund Class 1
2021²	145,730	$10.96	to	$10.96	$1,596,457	1.20%	0.75%	to	0.75%	9.55%	to	9.55%
AZL MSCI Global Equity Index Fund Class 2
2021²	2,585	$22.71	to	$27.12	$59,896	0.76%	0.60%	to	2.00%	7.05%	to	7.86%
AZL Russell 1000 Growth Index Fund Class 1
2021	31,502	$28.13	to	$30.26	$945,888	0.70%	0.60%	to	2.00%	24.62%	to	26.38%
2020	33,371	$22.57	to	$23.95	$794,065	1.18%	0.60%	to	2.00%	36.27%	to	38.20%
2019	34,735	$16.56	to	$17.33	$598,953	1.43%	0.60%	to	2.00%	32.85%	to	34.72%
2018	39,598	$12.47	to	$12.86	$507,589	1.60%	0.60%	to	2.00%	(3.82)%	to	(2.45)%
2017	41,328	$12.96	to	$13.18	$543,909	0.37%	0.60%	to	2.00%	26.64%	to	28.42%
AZL Russell 1000 Growth Index Fund Class 2
2021	30,175	$50.30	to	$58.42	$1,588,764	0.27%	0.60%	to	2.00%	24.36%	to	26.12%
2020	34,040	$40.45	to	$46.32	$1,430,522	0.61%	0.60%	to	2.00%	35.83%	to	37.75%
2019	32,215	$29.78	to	$33.63	$995,364	0.79%	0.60%	to	2.00%	32.60%	to	34.47%
2018	35,617	$22.46	to	$25.01	$825,656	0.88%	0.60%	to	2.00%	(4.09)%	to	(2.73)%
2017	43,676	$23.42	to	$25.71	$1,049,897	0.26%	0.60%	to	2.00%	26.34%	to	28.12%
AZL Russell 1000 Value Index Fund Class 1
2021	178,796	$16.20	to	$17.43	$3,081,375	2.05%	0.60%	to	2.00%	22.08%	to	23.80%
2020	155,318	$13.27	to	$14.08	$2,167,308	3.05%	0.60%	to	2.00%	0.22%	to	1.64%
2019	167,526	$13.24	to	$13.85	$2,304,857	2.97%	0.60%	to	2.00%	23.63%	to	25.37%
2018	175,981	$10.71	to	$11.05	$1,935,087	2.78%	0.60%	to	2.00%	(10.32)%	to	(9.05)%
2017	200,407	$11.94	to	$12.14	$2,427,462	0.88%	0.60%	to	2.00%	11.14%	to	12.70%
AZL Russell 1000 Value Index Fund Class 2
2021	32,217	$26.14	to	$30.38	$907,532	1.20%	0.60%	to	2.00%	21.79%	to	23.51%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2020	32,580	$21.46	to	$24.60	$748,351	2.03%	0.60%	to	2.00%	(0.02)%	to	1.40%
2019	35,072	$21.47	to	$24.26	$798,189	2.00%	0.60%	to	2.00%	23.37%	to	25.11%
2018	39,717	$17.40	to	$19.39	$725,399	1.82%	0.60%	to	2.00%	(10.54)%	to	(9.27)%
2017	49,369	$19.45	to	$21.37	$998,086	0.67%	0.60%	to	2.00%	10.79%	to	12.34%
AZL S&P 500 Index Fund
2021	43,193	$29.02	to	$37.19	$1,389,521	1.11%	0.60%	to	2.00%	25.58%	to	27.65%
2020	44,207	$23.06	to	$29.13	$1,134,561	1.79%	0.60%	to	2.00%	15.17%	to	17.11%
2019	44,374	$19.97	to	$24.89	$978,392	1.67%	0.60%	to	2.00%	28.30%	to	30.49%
2018	51,920	$15.52	to	$19.10	$896,351	1.66%	0.60%	to	2.00%	(6.73)%	to	(5.20)%
2017	55,552	$16.60	to	$20.18	$1,027,430	1.02%	0.60%	to	2.00%	18.96%	to	20.88%
AZL Small Cap Stock Index Fund Class 1
2021	8,837	$18.17	to	$19.55	$162,593	1.20%	0.60%	to	2.00%	23.87%	to	25.62%
2020	8,920	$14.67	to	$15.56	$132,139	2.07%	0.60%	to	2.00%	8.77%	to	10.31%
2019	9,714	$13.49	to	$14.11	$132,278	1.58%	0.60%	to	2.00%	19.99%	to	21.68%
2018	12,722	$11.24	to	$11.59	$144,019	1.33%	0.60%	to	2.00%	(10.41)%	to	(9.14)%
2017	14,342	$12.54	to	$12.76	$180,526	0.60%	0.60%	to	2.00%	10.71%	to	12.26%
AZL Small Cap Stock Index Fund Class 2
2021	22,583	$28.02	to	$34.41	$654,603	0.65%	0.60%	to	2.00%	23.55%	to	25.29%
2020	23,952	$22.68	to	$27.47	$559,294	1.18%	0.60%	to	2.00%	8.51%	to	10.05%
2019	20,920	$20.90	to	$24.96	$450,806	0.95%	0.60%	to	2.00%	19.77%	to	21.46%
2018	22,686	$17.45	to	$20.55	$407,256	0.85%	0.60%	to	2.00%	(10.74)%	to	(9.48)%
2017	26,315	$19.55	to	$22.70	$525,776	0.48%	0.60%	to	2.00%	10.52%	to	12.07%
AZL T. Rowe Price Capital Appreciation Fund
2021	30,923	$30.61	to	$40.61	$1,124,680	0.98%	0.60%	to	2.00%	15.78%	to	17.42%
2020	31,498	$26.44	to	$34.58	$982,698	1.42%	0.60%	to	2.00%	15.15%	to	16.77%
2019	29,525	$22.96	to	$29.62	$803,711	2.16%	0.60%	to	2.00%	21.92%	to	23.64%
2018	32,135	$18.84	to	$23.95	$713,821	0.89%	0.60%	to	2.00%	(1.62)%	to	(0.23)%
2017	36,775	$19.15	to	$24.01	$822,981	1.31%	0.60%	to	2.00%	12.77%	to	14.35%
Davis VA Financial Portfolio
2021	476	$27.98	to	$37.11	$13,378	1.26%	0.60%	to	2.00%	27.95%	to	29.76%
2020	585	$21.87	to	$28.60	$12,841	1.44%	0.60%	to	2.00%	(7.86)%	to	(6.55)%
2019	684	$23.73	to	$30.61	$16,278	1.35%	0.60%	to	2.00%	23.37%	to	25.11%
2018	1,175	$19.24	to	$24.47	$23,246	0.85%	0.60%	to	2.00%	(12.45)%	to	(11.21)%
2017	2,228	$21.97	to	$27.55	$49,640	0.69%	0.60%	to	2.00%	19.02%	to	20.69%
Franklin Rising Dividends VIP Fund
2021	7,691	$106.53	to	$164.16	$1,188,640	1.01%	0.60%	to	2.00%	24.28%	to	26.15%
2020	8,395	$85.72	to	$130.13	$1,026,232	1.45%	0.60%	to	2.00%	13.67%	to	15.36%
2019	9,192	$75.41	to	$112.80	$977,772	1.45%	0.60%	to	2.00%	26.67%	to	28.62%
2018	10,656	$59.53	to	$87.71	$876,879	1.41%	0.60%	to	2.00%	(6.96)%	to	(5.56)%
2017	13,695	$63.99	to	$92.87	$1,171,229	1.65%	0.60%	to	2.00%	18.18%	to	19.95%
Franklin U.S. Government Securities VIP Fund
2021	5,880	$24.74	to	$46.29	$210,022	2.56%	0.60%	to	2.00%	(3.77)%	to	(2.35)%
2020	6,502	$25.71	to	$47.40	$239,746	3.63%	0.60%	to	2.00%	1.77%	to	3.30%
2019	7,740	$25.26	to	$45.88	$269,710	3.12%	0.60%	to	2.00%	3.15%	to	4.68%
2018	9,717	$24.49	to	$43.83	$333,934	3.08%	0.60%	to	2.00%	(1.66)%	to	(0.16)%

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021

	At December 31					For the years or periods ended December 31
	Units Outstanding	Unit Fair Value lowest to highest			Net Assets	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2017	14,610	$24.90	to	$43.90	$535,027	2.76%	0.60%	to	2.00%	(0.66)%	to	0.90%
Invesco V.I. Global Strategic Income Fund
2021	502	$24.34	to	$24.34	$12,228	4.65%	0.60%	to	2.00%	(5.33)%	to	(5.33)%
2020	519	$25.71	to	$25.71	$13,355	5.86%	0.60%	to	2.00%	1.35%	to	1.35%
2019	540	$25.37	to	$25.37	$13,708	3.68%	0.60%	to	2.00%	8.61%	to	8.61%
2018	710	$23.36	to	$33.47	$17,762	4.94%	0.60%	to	2.00%	(6.30)%	to	(4.97)%
2017	747	$24.93	to	$35.22	$19,877	2.31%	0.60%	to	2.00%	4.17%	to	5.64%
PIMCO VIT High Yield Portfolio
2021	3,057	$24.41	to	$32.38	$79,221	4.45%	0.60%	to	2.00%	1.58%	to	3.01%
2020	3,252	$24.03	to	$31.43	$82,784	4.84%	0.60%	to	2.00%	3.66%	to	5.12%
2019	3,356	$23.18	to	$29.90	$82,519	4.96%	0.60%	to	2.00%	12.48%	to	14.07%
2018	4,101	$20.61	to	$26.21	$88,770	5.10%	0.60%	to	2.00%	(4.59)%	to	(3.24)%
2017	4,421	$21.60	to	$27.09	$99,986	4.88%	0.60%	to	2.00%	4.52%	to	5.99%
PIMCO VIT Real Return Portfolio
2021	622	$16.26	to	$16.26	$10,112	4.95%	0.60%	to	2.00%	3.52%	to	3.52%
2020	645	$15.71	to	$15.71	$10,130	1.43%	0.60%	to	2.00%	9.50%	to	9.50%
2019	676	$14.34	to	$18.12	$9,693	1.82%	0.60%	to	2.00%	6.30%	to	7.80%
2018	1,512	$13.49	to	$16.81	$23,050	2.48%	0.60%	to	2.00%	(4.15)%	to	(2.79)%
2017	1,613	$14.08	to	$17.29	$25,302	2.38%	0.60%	to	2.00%	1.61%	to	3.04%
PIMCO VIT StocksPLUS Global Portfolio
2021	42,842	$19.24	to	$22.93	$960,502	0.20%	0.60%	to	2.00%	16.97%	to	18.62%
2020	46,187	$16.45	to	$19.33	$868,461	1.26%	0.60%	to	2.00%	10.79%	to	12.62%
2019	43,320	$14.84	to	$17.17	$731,712	1.71%	0.60%	to	2.00%	25.00%	to	26.91%
2018	45,657	$11.88	to	$13.53	$607,482	1.70%	0.60%	to	2.00%	(12.52)%	to	(11.27)%
2017	48,640	$13.58	to	$15.25	$728,305	3.38%	0.60%	to	2.00%	20.56%	to	22.55%
PIMCO VIT Total Return Portfolio
2021	26,709	$17.23	to	$22.86	$513,439	1.82%	0.60%	to	2.00%	(3.22)%	to	(1.86)%
2020	29,189	$17.81	to	$23.29	$575,105	2.10%	0.60%	to	2.00%	6.50%	to	8.01%
2019	26,808	$16.72	to	$21.56	$499,399	3.02%	0.60%	to	2.00%	6.22%	to	7.72%
2018	34,807	$15.74	to	$20.02	$599,211	2.54%	0.60%	to	2.00%	(2.51)%	to	(1.13)%
2017	35,512	$16.15	to	$20.25	$625,547	2.02%	0.60%	to	2.00%	2.85%	to	4.29%
Templeton Global Bond VIP Fund
2021	548	$53.21	to	$53.21	$29,137	—%	0.75%	to	0.75%	(5.34)%	to	(5.34)%
2020	589	$56.21	to	$56.21	$33,105	8.63%	0.75%	to	0.75%	(5.78)%	to	(5.78)%
2019	675	$59.66	to	$59.66	$40,256	7.02%	0.75%	to	0.75%	1.49%	to	1.49%
2018	758	$58.78	to	$58.78	$44,534	—%	0.75%	to	0.75%	1.45%	to	1.45%
2017	841	$57.94	to	$57.94	$48,703	—%	0.75%	to	0.75%	1.39%	to	1.39%

1 Period from October 16, 2017 (fund commencement) to December 31, 2017
2 Period from June 18, 2021 (fund commencement) to December 31, 2021
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized policy expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those

ALLIANZ LIFE VARIABLE ACCOUNT A
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2021
expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying funds are excluded.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect policy expenses of the Variable Account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown above, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.
The following open/available fund had no activity for the years or periods ended December 31, 2021, 2020, 2019, 2018 and 2017, and therefore, was not listed in the Financial Highlights:
Columbia Variable Portfolio – Seligman Global Technology Fund

(7) Subsequent Events
No material subsequent events have occurred since December 31, 2021 through April 4, 2022, the date at which the financial statements were issued, that would require adjustment to the financial statements.

As a result of the Russia/Ukraine conflict, economic uncertainties have arisen, which may negatively impact the Variable Account’s net assets. The extent to which the conflict impacts the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the conflict and actions taken by governmental authorities and other third parties in response to the conflict.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 2021 and 2020
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of North America

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of North America (the "Company"), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

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Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:
a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 4, 2022

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2021 and 2020
(Dollars in millions, except share data)

Admitted Assets	2021	2020
Cash and invested assets:
Bonds	$93,817	99,088
Stocks	303	274
Investment in subsidiaries	1,477	1,329
Mortgage loans on real estate	17,154	15,634
Real estate	80	69
Cash, cash equivalents and short-term investments	3,215	910
Policy loans	267	255
Derivative assets	2,682	4,114
Other invested assets	3,834	3,556
Total cash and invested assets	122,829	125,229
Investment income due and accrued	947	1,040
Current federal and foreign income tax recoverable	—	200
Deferred tax asset, net	487	273
Other assets	993	745
Admitted assets, exclusive of separate account assets	125,256	127,487
Separate account assets	48,279	45,901
Total admitted assets	$173,535	173,388

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2021 and 2020
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2021	2020
Policyholder liabilities:
Life policies and annuity contracts	$96,980	102,549
Accident and health policies	2,227	1,912
Deposit-type contracts	4,577	4,749
Life policy and contract claims	8	8
Accident and health policy and contract claims	19	18
Other policyholder funds	122	117
Total policyholder liabilities	103,933	109,353
Interest maintenance reserve	267	18
General expenses due and accrued	245	157
Due from separate accounts	(635)	(294)
Current income taxes payable	482	35
Borrowed money	2,001	1,501
Asset valuation reserve	1,148	983
Derivative liabilities	2,023	3,262
Other liabilities	5,087	4,811
Liabilities, exclusive of separate account liabilities	114,551	119,826
Separate account liabilities	48,279	45,901
Total liabilities	162,830	165,727
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $4 and $3 at December 31, 2021 and 2020, respectively	9	9
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $5 and $4 at December 31, 2021 and 2020, respectively	10	10
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2021 and 2020, respectively	20	20
Additional paid-in capital	3,676	3,676
Special surplus funds	(1,437)	(1,844)
Unassigned surplus	8,427	5,790
Total capital and surplus	10,705	7,661
Total liabilities and capital and surplus	$173,535	173,388

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
Years ended December 31, 2021, 2020, and 2019
(Dollars in millions)

	2021	2020	2019
Income:
Premiums and annuity considerations	$14,125	10,346	12,805
Consideration for supplementary contracts	166	196	224
Net investment income	4,866	4,864	4,839
Commissions and expense allowances on reinsurance ceded	1,093	(38)	338
Reserve adjustments related to reinsurance ceded	(454)	(7)	(9)
Fees from separate accounts	574	567	613
Other	(32)	694	(13)
Total income	20,338	16,622	18,797
Benefits and other expenses:
Policyholder benefits	2,076	1,926	1,809
Surrenders	8,800	8,417	8,559
Change in aggregate reserves and deposit funds	4,316	2,465	1,034
Commissions and other agent compensation	1,480	1,139	1,284
General and administrative expenses	715	600	594
Net transfers to separate accounts	2,424	1,460	5,254
Total benefits and other expenses	19,811	16,007	18,534
Income from operations before federal income taxes and net realized capital gain	527	615	263
Income tax expense	1,091	18	773
Net (loss) income from operations before net realized capital gain	(564)	597	(510)
Net realized capital gain, net of taxes and interest maintenance reserve	1,856	142	1,053
Net income	$1,292	739	543

See accompanying notes to statutory financial statements.

5 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus
Years ended December 31, 2021, 2020, and 2019
(Dollars in millions)

	2021	2020	2019
Capital and surplus at beginning of year	$7,661	7,954	6,576
Change due to correction of accounting error (Note 3)	40	—	—
Change in reserve on account of change in valuation basis (Note 3)	—	(1)	—
Adjusted balance at beginning of year	7,701	7,953	6,576
Net income	1,292	739	543
Change in unrealized capital (loss) gain	(142)	(61)	719
Change in net deferred income tax	215	42	330
Change in asset valuation reserve	(165)	(88)	(131)
Dividends paid to parent	(900)	(750)	(325)
Change in unamortized gain on reinsurance transactions	2,737	(162)	248
Other changes in capital and surplus	(33)	(12)	(6)
Capital and surplus at end of year	$10,705	7,661	7,954

See accompanying notes to statutory financial statements.

6 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2021, 2020, and 2019
(Dollars in millions)

	2021	2020	2019
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	$14,291	10,543	13,030
Net investment income	5,069	4,990	5,000
Commissions and expense allowances on reinsurance ceded	385	36	86
Fees from separate accounts	574	567	613
Other	256	217	71
Cash provided by operating activities	20,575	16,353	18,800
Benefits and expenses paid:
Benefit and loss-related payments	19,238	9,513	9,469
Net transfers to separate accounts	2,766	1,128	5,534
Commissions, expenses paid, and aggregate write-ins for deductions	2,119	1,727	1,881
Income tax paid, net	709	290	338
Other	(16)	(6)	67
Cash used in operating activities	24,816	12,652	17,289
Net cash (used in) provided by operating activities	(4,241)	3,701	1,511
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	30,622	8,935	15,892
Stocks	282	147	113
Mortgage loans	1,806	1,024	1,356
Real estate	3	—	—
Other invested assets	81	60	32
Derivatives	1,213	861	1,429
Miscellaneous proceeds	35	2	1,572
Cash provided by investing activities	34,042	11,029	20,394
Cost of investments acquired:
Bonds	24,350	10,885	15,976
Stocks	292	230	145
Mortgage loans	3,347	2,482	2,283
Real estate	17	10	11
Other invested assets	408	156	192
Miscellaneous applications	78	485	812
Cash used in investing activities	28,492	14,248	19,419
Net increase in policy loans and premium notes	12	21	20
Net cash provided by (used in) investing activities	5,538	(3,240)	955
Cash flow from financing and miscellaneous activities:
Change in borrowed money	500	500	500
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(1,264)	(1,290)	(1,333)
Dividends paid to parent	(900)	(750)	(325)
Other cash provided (used)	2,672	121	(366)
Net cash provided by (used in) financing and miscellaneous activities	1,008	(1,419)	(1,524)
Net change in cash, cash equivalents, and short-term investments	2,305	(958)	942
Cash, cash equivalents, and short-term investments:
Beginning of year	910	1,868	926
End of year	$3,215	910	1,868
See accompanying notes to statutory financial statements.

7 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns a captive reinsurer, Allianz Life Insurance Company of Missouri (AZMO).
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable-indexed, variable, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations as the corresponding revenues or future profits are recognized.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.
(4)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

8 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.
(6)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(7)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(8)    Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.
(9)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(10)    Canadian asset and liability amounts are expressed in Canadian dollars without foreign exchange translation into U.S. dollars. A net foreign currency translation adjustment is recorded within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with an offset to Other changes in capital and surplus within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, Canadian assets and liabilities are converted to U.S. dollars, with any translation adjustment recorded to stockholder’s equity.
(11)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing (EDP) software, portions of goodwill, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.
(12)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(13)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

9 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(14)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(15)    Derivatives are reported at fair value in accordance with SSAP No. 86, Derivatives (SSAP No. 86) and SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees (SSAP No. 108). See additional information in section (k) of this note and note 5. Changes in the fair value of derivatives, except those reported under SSAP No. 108, are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. For derivatives reported under SSAP No. 108, changes in fair value are recognized as net deferred assets or liabilities within Other assets or Other liabilities, respectively, in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the hedged item. The deferred asset or liability is amortized over the timeframe required under SSAP No. 108. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income and the hedged derivatives are carried at fair value. In addition, the effective and ineffective portions of a hedge are accounted for separately.
(16)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(17)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(18)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(19)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(20)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
(21)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(22)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(23)    For certain annuity products with a market value adjustment feature sold to Minnesota residents (MN MVA) and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

10 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2021, 2020, and 2019.
The Company’s subsidiary, AZMO, has adopted an accounting practice that is prescribed by the Department of Insurance, Financial Institutions, and Professional Registration of the State of Missouri (the Missouri Department). The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. The balance of the letter of credit asset at December 31, 2021 and 2020 was $110 and $101, respectively. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset.
This prescribed practice does not impact the net income of AZMO and results in increases to surplus of $110 and $101 as of December 31, 2021 and 2020, respectively. The Company’s carrying value of its investment in AZMO per the audited statutory surplus was $371 and $350, and the carrying value of its investment in AZMO would have been $261 and $249 if AZMO had completed Statutory Financial Statements in accordance with the NAIC SAP as of December 31, 2021 and 2020, respectively. AZMO maintains an adequate amount of surplus such that if it had not adopted the prescribed practice, surplus would still exceed the risk-based capital requirements.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2021 and 2020, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year and change in fund basis for the calculation method, on a curtate basis, using the maximum allowable interest rate. Deferred fixed-interest and fixed-indexed annuities typically have a two-tier structure to encourage annuitization, or a single-tier structure, which may include a market value adjustment. Either two-tier or single-tier annuities may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using VM-21, Requirements for Principle-Based Reserves for Variable Annuities (VM-21), effective January 1, 2020. Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Reserves for immediate annuities are calculated using current prescribed mortality tables.

11 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in $0 of additional reserves at December 31, 2021 and 2020, respectively.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the asset adequacy analysis was performed through a gross premium valuation. At December 31, 2021 and 2020, the results of these tests and analysis supported the establishment of additional reserves of $329 and $151, respectively.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Included in Unassigned surplus is the gain recognized when the Company enters into a coinsurance, modco or yearly renewable term (YRT) agreement on existing business. The gain is deferred and amortized into operations on a basis consistent with how the future earnings emerge on the underlying business.
Reserve adjustments related to reinsurance ceded in the Statutory Statements of Operations include reserve changes received from a reinsurer on modified coinsurance ceded.
(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds and Stocks

12 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except for collateralized debt obligations (CDOs) and impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For CDOs and impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Common stocks, other than investments in subsidiaries and Federal Home Loan Bank (FHLB) stock, are carried at fair value. Beginning January 1, 2021, preferred stocks are reported at fair value in accordance with SSAP No. 32, Preferred Stock (SSAP No. 32). Prior to this change, preferred stocks were reported at the lower of book value or fair value. The related unrealized capital gains (losses) are reported in Unassigned surplus, net of federal income taxes within the Statutory Statements of Capital and Surplus. FHLB stock is carried at cost, which approximates fair value.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds, and common and preferred stocks is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
The Company reviews its combined investment portfolio, including subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior

13 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
The Company holds certain cash equivalents which receive bond treatment based on their underlying securities. These are classified as Other assets receiving bond treatment in Note 5.
Investment in Subsidiaries
Common stock of the Company’s insurance subsidiaries is carried at SAP capital and surplus, and investments in non-insurance subsidiaries are carried at U.S. GAAP equity value adjusted for certain items that are considered to be non-admitted. Unaudited subsidiaries are fully non-admitted.
Mortgage Loans on Real Estate
Mortgage loans on real estate, including commercial mortgage loans (CMLs) and residential mortgage loans (RMLs), are carried at the outstanding principal balance, adjusted for any impairment. The fair value of CMLs is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of RMLs is calculated by discounting estimated cash flows, with discount rates based on current market conditions. The Company evaluates loans quarterly to assess whether there is an impairment based on the likelihood of receiving all contractual cash flows. The Company accounts for interest income on impaired loans on a cash basis. Interest accrual is discontinued for impaired loans and interest income is only recognized when received. Payments received on impaired loans are applied to accrued interest, and payments received in excess of accrued interest are applied to principal.
Real Estate
Real estate primarily represents the Company’s home office property, and is carried at depreciated cost less encumbrances in accordance with SSAP No. 40 – Real Estate Investments. Real estate income, including income received from home office property, is included in Net investment income on the Statutory Statements of Operations. Real estate, exclusive of land, is depreciated on a straight-line basis over estimated useful lives ranging from 3 to 40 years. At December 31, 2021 and 2020, accumulated depreciation was $79 and $74, respectively. Furthermore, as of December 31, 2021 and 2020, real estate was presented net of encumbrances of $31 and $41, respectively, as discussed in Note 7.
The Company also has real estate classified as held for sale that was transferred from RMLs, in the amount of $4 and $0, as of December 31, 2021 and 2020, respectively. Allianz Life intends to sell these properties at market value within 12 months of the transfer dates, and any gain or loss will be recognized at the time of sale.
Cash and Cash Equivalents
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, reverse repurchase agreements (repo), and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
In the normal course of business, the Company enters into bilateral and tri-party repos, whereby the Company purchases securities and simultaneously agrees to resell the same securities at a stated price on a specified date

14 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

in the future, for the purpose of earning a specified rate of return. An affiliate of the Company serves as the agent in the bilateral agreements and an unaffiliated bank serves as the custodian in the tri-party agreements. The bilateral agreements require purchases of specifically identified securities. If at any time the fair value of those purchased securities falls below the purchase price, additional collateral in the form of cash or additional securities is required to be transferred to ensure margin maintenance. The tri-party agreements allow for the purchase of certain bonds and structured securities, and require a minimum of 102% of fair value of the securities purchased to be maintained as collateral.
The Company’s repos are accounted for as collateralized lending in accordance with SSAP No. 103R – Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP No. 103R), whereby the amounts paid for the securities are reported as cash equivalents within Cash and cash equivalents on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The difference between the amount paid and the amount at which the securities will be resold is reported as interest income within Net investment income on the Statutory Statements of Operations.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Other Invested Assets
The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions. The Company receives collateral from these arrangements including cash and cash equivalents, which can be reinvested based on the Company's discretion, and noncash collateral, which may not be sold or re-pledged unless the counterparty is in default. The Company accounts for its securities lending transactions as secured borrowings, in which the cash collateral received and the related obligation to return the cash collateral are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Noncash collateral received is not reflected on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Securities on loan remain on the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and interest and dividend income earned by the Company on loaned securities is recognized in Net investment income on the Statutory Statements of Operations.
Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company's sources of cash used to return cash collateral is dependent upon the liquidity of current market conditions. The Company has policies in place to manage reinvested collateral at appropriate levels of liquidity.
The Company invests in low income housing tax credit (LIHTC) investments for tax benefits. In accordance with SSAP No. 93 – Low Income Housing Tax Credit Property Investments, the LIHTC investments are carried at cost and adjusted for amortization based on the proportion of total tax credits and other tax benefits expected to be received over the life of the investments. The Company records an asset for the full unfunded investment amount upon entering into a LIHTC agreement; amortization decreases the asset balance over time. A corresponding liability is recorded for the unfunded commitment balance beginning when the LIHTC investment is initially funded, which decreases as the Company provides capital to fund. The asset and liability are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The tax benefit is recognized within Income tax expense within the Statutory Statements of Operations. The amortization of the investment is recorded as Net investment income and any impairments are included in Net realized capital gain (loss) within the Statutory Statements of Operations.
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance

15 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

sheet date. Receivables and payables for securities are included in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Hedge Accounting
The Company elects hedge accounting under SSAP No. 86 and SSAP No. 108 for certain qualifying derivative instruments. To qualify for hedge accounting, at inception, the Company formally documents the risk management objective and strategy for undertaking the hedging transaction. The documentation links a specific derivative to a specific asset or liability on the Statutory Statements of Assets, Liabilities, and Capital and Surplus, identifies how the derivative is expected to offset the exposure to changes in the hedged item's fair value or variability in cash flows attributable to the designated hedge risk, and the effectiveness testing methods to be used. Hedge effectiveness is formally assessed at inception and on a quarterly basis throughout the life of the designated hedging relationships.
Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness may be measured using either the dollar offset method or regression analysis. The dollar offset method compares changes in fair value or cash flows of the hedging instrument with changes in the fair value or cash flows of the hedged item attributable to the hedged risk. Regression analysis is a statistical technique used to measure the relationships between the fair values or cash flows of a derivative and a hedged item and how each reacts to changes in the designated hedge risk (i.e., interest rates, foreign currency rates).
A derivative instrument is either classified as an effective hedge or an ineffective hedge. Entities must account for the derivative at fair value if deemed to be ineffective or becomes ineffective. For those derivatives qualifying as effective for hedge accounting under SSAP No. 86, the change in the carrying value or cash flow of the derivative shall be recorded consistently with the way that changes in the carrying value or cash flows of the hedged item are recorded. For those derivatives qualifying as effective for hedge accounting under SSAP No. 108, the derivative is carried at fair value.
Foreign Currency Swaps
The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting. Specifically, the Company uses foreign currency swaps to hedge foreign currency and interest rate fluctuations on certain underlying foreign currency denominated fixed-maturity securities. The foreign currency swaps are reported at amortized cost from the date hedge accounting is designated and deemed to be effective, which is consistent with the accounting for the bonds that are the subject of the hedge accounting transactions.
Interest Rate Swaps on Variable Annuity Insurance Liabilities
The Company utilizes interest rate swaps (IRS) to hedge the interest rate risk on certain variable annuity guarantee benefits. These are accounted for as a cash flow hedge under SSAP No. 86 and a fair value hedge under SSAP No. 108.

Prior to January 1, 2020, the Company had IRS that hedge the interest rate risk on certain variable annuity guarantee benefits held at amortized cost in accordance with SSAP No. 86. The initial book value of the IRS represented the book value created from inception until the designation of hedge accounting. These IRS were held at amortized cost and changes were recognized to the extent they offset changes in the AG43 reserve for the hedged item due to interest rate movement. The initial book value and subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting (hedge adjustment) are amortized over the duration of the hedge program, approximated by AG43 standard

16 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

scenario revenues. The carrying value of the IRS with hedge adjustment was recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, with changes in the IRS hedge adjustment recorded within Other Income on the Statutory Statements of Operations.

Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship described above under SSAP No. 108. The remaining balance of the SSAP No. 86 hedge adjustment is recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and will be amortized over the life of the former hedge program.
The table below illustrates the hedge adjustment calculation under SSAP No. 86:

	2021	2020
Hedge adjustment balance - beginning of year	$513	$582
Amount amortized into earnings during the year	(58)	(69)
Hedge adjustment balance - end of year	$455	$513
Effective January 1, 2020, the Company designated the hedging relationship described above under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business minimum benefit guarantees that are sensitive to interest rate movement. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged. The related hedging instrument is a portfolio of interest rate swap derivatives which follows a dynamic hedging strategy. Changes in interest rates impact the present value of the future product cash flows.
The Company recognizes a net deferred asset or liability within Other assets or Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for fluctuations in fair value that do not offset the changes in the liability. Beginning July 1, 2021, the Company has elected to amortize the deferred balance that existed as of June 30, 2021 over five years, in accordance with SSAP No. 108, paragraph 14.c. Changes in the deferred balance after July 1, 2021 will be amortized over the timeframe required under SSAP No. 108, paragraph 14, which is the Macaulay duration of guarantee benefit cash flows, capped at 10 years.
The hedge strategy is compliant with VM-21 Clearly Defined Hedge Strategy (CDHS) requirements and meets all the criteria to be defined as an effective hedge relationship as required by SSAP No. 108. The Company entered into this hedging relationship effective January 1, 2020 and no changes in hedging strategy have occurred since inception. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2021.

In accordance with SSAP No. 108, an amount equal to the net deferred asset and deferred liability is allocated from Unassigned funds to Special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The following table shows the deferred activity for the year ended December 31, 2021 and 2020.

	2021	2020
Net deferred balance - beginning of year	$1,844	$1,435
Amortization	(240)	(214)
Additional amounts deferred	(167)	623
Net deferred balance - end of year	$1,437	$1,844
The net deferred balance will amortize over the next 10 years, as shown below:

17 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Amortization year	Deferred assets	Deferred liabilities
2022	$(189)	$501
2023	(189)	501
2024	(189)	501
2025	(189)	501
2026	(96)	255
2027	(3)	9
2028	(3)	9
2029	(3)	9
2030	(3)	9
2031	(3)	$9
Total	$(867)	$2,304
The company did not have other changes related to open derivatives removed from SSAP No. 86 and captured in scope of SSAP No. 108 for the years ended December 31, 2021 and 2020. During the years ended December 31, 2021 and 2020, the fair value changes available for application under SSAP No. 108 was $(694) and $927, respectively.
The Company did not have any hedging strategies identified as no longer highly effective and did not terminate any hedging strategies during the year ended December 31, 2021 and 2020.
Nonqualifying hedging
        Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and ETO contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETO contacts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end

18 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities
The Company utilizes IRS, credit default swaps (CDS), total return swaps (TRS), and To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS, CDS, and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
(l)    Corporate-Owned Life Insurance
Corporate-owned life insurance (COLI) is recognized initially as the amount of premiums paid. Subsequent measurement of the contract is based upon the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value (CSV), in accordance with SSAP No. 21 – Other Admitted Assets (SSAP No. 21). Changes in CSV resulting from subsequent measurement of the contract are recognized as a component of Other income on the Statutory Statements of Operations. The Company’s COLI policies are reported in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Borrowed Money
The Company is a member of the FHLB of Des Moines, primarily for the purpose of participating in the FHLB’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. Through its membership, the Company has issued debt to the FHLB in exchange for cash advances. It is part of the Company’s strategy to utilize funds borrowed from the FHLB for operations and strategic initiatives. The Company’s current borrowings are not subject to prepayment obligations.
Funds obtained from the FHLB and accrued interest are included within Borrowed money within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with SSAP No. 15 – Debt and Holding Company Obligations. The collateral pledged to FHLB is reported as admitted assets within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with admissibility testing under SSAP No. 30 – Unaffiliated Common Stock.
(n)    Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an

19 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries, generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the NAIC. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, cash, cash equivalents, and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage Variable Annuity (VIA) are invested in bonds, cash, cash equivalents, and investment income due and accrued, and carried at amortized cost in accordance with the product filing requirements in the state of Minnesota.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Transfers to (from) separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
(p)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(q)    Reclassifications
Prior year balances have not been reclassified to conform to the current year presentation.
(3)    Accounting Changes and Corrections of Errors

20 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Accounting Changes
Recently Issued Accounting Standards – Adopted in 2021
In July 2020, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revisions update the definitions, measurement, and impairment guidance for various types of preferred stock and require perpetual preferred stock to be measured at fair value, not to exceed any currently effective call price, instead of at the lower of cost or fair value. The revisions were effective January 1, 2021. The implementation of these revisions on January 1, 2021 resulted in a pre-tax increase to surplus of $2.
In 2021, the NAIC extended the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 20-03, Troubled Debt Restructuring due to COVID-19. This INT followed the interagency COVID-19 guidance issued by federal and state prudential banking regulators (and concurred by the FASB) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms did not result in troubled debt restructurings as long as the modification was in response to COVID-19, the borrower was current at the time of the modification, and the modification was short-term. In addition, insurers were not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
•INT 20-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provided temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP 26R and 43R) due to COVID-19 are insignificant. Specifically, the guidance proposed restructurings in response to COVID-19 are considered to be insignificant if the restructuring resulted in a 10% or less shortfall amount in the contractual amount due and did not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
In November 2021, the NAIC adopted revisions to SSAP No. 43R, Loan Backed and Structured Securities. The revisions state that non-rated residual tranches currently classified as bonds should be reclassified to other invested assets, and held at lower of cost or market. The revisions are effective December 31, 2022, with early application permitted. The company has adopted these revisions, resulting in no change due to no non-rated residual tranches classified as bonds as of December 31, 2021. There was no impact on net income or surplus during the year-ended December 31, 2021, as a result of adopting the revisions.
Recently Issued Accounting Standards – Adopted in 2020
Effective January 1, 2020, the Company adopted VM-21, as the effective guidance under which the Company's variable and variable-indexed annuities reserves are calculated. Previously, the Company calculated these reserves using guidance found in AG43. VM-21 applies to business issued on or after January 1, 2017. Under VM-21, during 2017, 2018, and 2019, the Company elected to combine contracts subject to AG43 and VM-21 for purposes of calculating reserves. In 2019, the NAIC adopted revisions to both AG43 and VM-21, effective January 1, 2020. The implementation of the 2019 revisions on January 1, 2020 resulted in a pre-tax increase of $1 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the corresponding decrease to surplus for the same amount is recorded through Change in reserve on account of change in valuation basis within the Statutory Statements of Capital and Surplus. The 2019 amendments allow an optional phase-in of the increase which the Company did not elect.
Effective January 1, 2020, the Company adopted SSAP No. 108, the standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to

21 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

fluctuations as a result of interest rate sensitivity. The Company added all applicable new disclosures required by the standard; see Note 2(k) for further information. There were no impacts to net income or surplus during the year ended December 31, 2020, as a result of this adoption.
In 2016, the NAIC adopted revisions to SSAP No. 51R, Life Contracts and SSAP No. 54, Individual and Group Accident and Health Contracts, Issue Paper No. 154, Implementation of Principles-Based Reserving. These revisions relate to the adoption of the Valuation Manual and provides for principle-based reserving for Life and Heath contracts, and are effective January 1, 2017. The Valuation Manual provides the following revisions: 1) VM-20, Requirements for Principle-Based Reserves, for Life Products, includes an optional three-year deferral. The Company elected the deferral and adopted this update effective January 1, 2020. It applies to business issued on or after this date. 2) VM-21, see details disclosed above. 3) VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, was effective January 1, 2018. It applies to annuitizations on contracts issued on or after that date. Because most annuitizations occur years after a contract has been issued, its impact on net income and surplus has not been material. 4.) VM-25, Health Insurance Reserves Minimum Requirements, and VM-26, Credit Life and Disability Reserve Requirements, are not applicable as the Company does not issue these contracts.
In August 2019, the NAIC adopted SSAP No. 22R, Leases. This revised standard is a substantive revision, reorganization, and clarification of SSAP 22. It adopts much of the language of US GAAP ASU 2016-02, Leases, but retains operating lease accounting for Statutory accounting. It was effective January 1, 2020, with early adoption permitted. The Company adopted these revisions effective January 1, 2020. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the revisions.
In March 2020, the NAIC adopted INT 20-01, Reference Rate Reform. The interpretation adopted the optional guidance outlined in Accounting Standards Update (ASU) 2020-04, Reference Rate Reform, for a limited period of time to ease the potential burden on accounting for reference rate reform. The practical expedients outlined in the interpretation are for modifications solely related to reference rate reform and optionally suspends assessments for re-measuring a contract and dedesignating a hedge relationship. This interpretation is effective on the date of adoption and expires on December 31, 2022. The Company adopted the optional guidance in this interpretation effective March 12, 2020. As of December 31, 2020, the Company has not made any modifications to financial assets or liabilities as a result of reference rate reform.
In May 2020, the NAIC adopted revisions to SSAP No. 26R, Bonds, which provides clarifying guidance when assessing other than temporary impairments (OTTI) for debt instruments that have been previously modified pursuant to SSAP No. 36, Troubled Debt Restructuring, or SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The revisions to SSAP No. 26R state subsequent OTTI assessments for debt instruments modified under SSAP No. 36 or SSAP No 103 will be based on the modified contractual terms and not revert back to the original acquisition terms. These revisions were effective May 20, 2020 and were subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the revisions.
In April, May, June, and August 2020, the NAIC adopted the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 2020-02, Extension of the 90-Day Rule for the Impact of COVID-19, extends a one-time optional extension of the nonadmission assessment guidance for premiums and similar receivables due from policyholders or agents. For receivables that were current prior to the beginning of the declaration of a state of emergency by the U.S. federal government on March 13, 2020 or originated on or after March 13, 2020, insurers may continue to admit assets greater than 90 days past due. This INT is applicable for the March 31, 2020, June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have an impact to the Company.
•INT 2020-03, Troubled Debt Restructuring Due to COVID-19, follows the inter-agency COVID-19 guidance issued by the federal and state prudential banking regulators (and concurred by the Financial Accounting Standards Board) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms does not result in troubled debt

22 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

restructuring as long as the modification is in response to COVID-19, the borrower was current at the time of the modification, and the modification is short-term. In addition, insurers are not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT is effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. The Company implemented a loan modification program that adhered to the requirements outlined in the INT for investments in commercial and residential mortgage loans.
•INT 2020-04, Mortgage Loan Impairment Assessment Due to COVID-19, defers the impairment assessment for bank loans, mortgage loans, and investments which predominantly hold underlying mortgage loans and are impacted by forbearance or modifications in response to COVID-19. This INT was applicable for the March 31, 2020, June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have a material impact to the Company.
•INT 2020-05, Investment Income Due and Accrued. This INT provides temporary relief guidance for assessing the collectability of interest income, admissibility relief of accrued investment income 90 days past due, and clarifies how interest income should be recognized during a payment holiday. This INT is applicable for the June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have a material impact to the Company.
•INT 2020-06, Participation in the 2020 TALF Program. This INT provides guidance for reporting Term Asset-Backed Securities Lending Facility (TALF) loans for the duration of the 2020 TALF program. This INT did not impact the Company as the Company did not participate in this program.
•INT 2020-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provides temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP No. 26R and SSAP No. 43R) due to COVID-19 are insignificant. Specifically, the guidance proposes restructurings in response to COVID-19 are considered to be insignificant if the restructuring results in a 10% or less shortfall amount in the contractual amount due and does not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not have a material impact to the Company.
•INT 2020-08, COVID-19 Premium Refunds, Rate Reductions and Policyholder Dividends. This INT provides guidance for returns or benefits to policyholders. This INT did not impact the Company.
These INTs have an immaterial effect on the financial statements as of December 31, 2020. The Company will continue to monitor these INTs and assess impacts until they are nullified.
In July 2020, the NAIC adopted INT 20-09, Basis Swaps as a Result of the LIBOR Transition, to address the statutory accounting and reporting requirements for basis swaps issued by central clearing parties solely in response to the market-wide transition away from the London Interbank Offered Rate (LIBOR) and toward the Secured Oversight Financing Rate (SOFR). This INT allows basis swaps issued solely in response to reference rate reform to be classified as derivatives used for “hedging” and reported as admitted assets in the statutory financial statements. The INT is effective July 30, 2020 and was subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the INT.
In November 2020, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities. The revisions reflect the updated NAIC designation category for residential and commercial mortgage-backed securities that utilize the financial modeling guidance. The revisions were effective November 12, 2020 and were subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the INT.

23 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Recently Issued Accounting Standards – Adopted in 2019
In August 2019, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities. These revisions clarify that when a security has different NAIC designations by lot, the reporting entity shall either report the entire investment in a single reporting line at the lowest NAIC designation that would apply to a lot, or report the investment separately by purchase lot in the investment schedule. This update only affects investments with multiple lots at different ratings and would not require the entire schedule to be disclosed at a lot level. These revisions are effective as of September 30, 2019. There was no impact to net income or surplus during the year ended December 31, 2019, as a result of adopting the revised standard.
Recently Issued Accounting Standards – To Be Adopted
Not applicable.
Corrections of Errors
The Company records correction of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During 2021, an error was identified related to the Company’s calculation of scheduled payments for certain fixed-indexed annuity products. The model for policies who have elected the scheduled payment option always used an income period of 10 years. After payments are received, future benefits and therefore the remaining benefit period, should have reduced but did not. This resulted in the Company holding excess reserves after policyholders elected this option. The error resulted in a $50 pre-tax overstatement of policyholder liabilities for life policies and annuity contracts and a corresponding $40 after-tax understatement of total capital and surplus as of December 31, 2020. Policyholder liabilities for life policies and annuity contracts on the Company’s financial statements were adjusted in 2021 to correct for the prior period impact.
During the years ended December 31, 2020, and 2019, there were no Corrections of errors recorded on the Statutory Statements of Capital and Surplus.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, borrowers of mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any

24 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of Minnesota insurance regulations.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges. The Company monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities regularly.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.

25 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is generally linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
The Company monitors the impacts of equity sensitivities on assets and liabilities regularly.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) loss data capture to create transparency and gather information about losses that meet a designated threshold. Business owners are required to identify and resolve the root cause of operational loss events; and (3) an integrated risk and control system, a bottom-up risk assessment process for significant operational risk scenarios, to proactively manage significant operational risk scenarios throughout the organization.
(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed at least annually. Rating agency risk is also addressed in the TRA process and on an ad hoc basis as necessary.
(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.

26 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding investments in affiliates, are shown below:

	2021
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$3,644	147	39	3,752
Agencies not backed by the full faith and credit of the U.S. government	299	—	—	299
States and political subdivisions	9,119	1,973	6	11,086
Foreign governments	1,619	75	16	1,678
Corporate securities	68,444	8,191	275	76,360
Mortgage-backed securities	11,645	564	26	12,183
Collateralized debt obligations	12	8	—	20
Total bonds	94,782	10,958	362	105,378
Common stocks	278	27	2	303
Preferred stocks	—	—	—	—
Total	$95,060	10,985	364	105,681

	2020
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$3,318	300	10	3,608
Agencies not backed by the full faith and credit of the U.S. government	3	1	—	4
States and political subdivisions	9,536	2,335	2	11,869
Foreign governments	1,138	125	2	1,261
Corporate securities	70,975	12,730	90	83,615
Mortgage-backed securities	14,126	1,232	9	15,349
Collateralized debt obligations	17	12	—	29
Total bonds	99,113	16,735	113	115,735
Common stocks	217	18	1	234
Preferred stocks	41	2	—	43
Total	$99,371	16,755	114	116,012
At December 31, 2021, amortized cost differed from the carrying value of bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus due to NAIC-6 rates bonds where the market value was lower than amortized cost. The total unrealized losses recorded by the Company for these bonds was an insignificant amount as of December 31, 2021 and 2020.
The Company had NAIC-6 rated bonds with a statement value of $26 and $3 as of December 31, 2021 and 2020, respectively. There was no interest due on bonds in default, which was excluded from investment income due and accrued as of December 31, 2021 and 2020.
At December 31, 2021 and 2020, the Company had hybrid securities with a carrying value of $17 and $30, respectively.

28 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2021 and 2020, investments with a statement value of $31 and $23, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2021, by contractual maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$1,707	$1,716
Due after 1 year through 5 years	9,030	9,592
Due after 5 years through 10 years	17,877	19,148
Due after 10 years through 20 years	25,696	29,965
Due after 20 years	27,949	31,836
No maturity date	866	918
Mortgage-backed and other structured securities	11,657	12,203
Total bonds and other assets receiving bond treatment	$94,782	$105,378
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2021	2020	2019
Proceeds from sales	$30,577	8,677	15,892
Gross gains	1,313	162	75
Gross losses	101	28	34
Proceeds from sales of common stocks for the years ended December 31 are shown below:

	2021	2020	2019
Proceeds from sales	$241	147	111
Gross gains	11	3	2
Gross losses	—	2	2
Proceeds from sales of preferred stocks for the years ended December 31 are shown below:

	2021	2020	2019
Proceeds from sales	$40	—	2
Gross gains	1	—	—
Gross losses	—	—	—
For the years ended December 31, 2021 and 2020, there were 207 and 138 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $182 and $56 for 2021 and 2020, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

29 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2021
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$396	17	272	22	668	39
Foreign government	513	13	41	3	554	16
States and political subdivisions	208	5	21	1	229	6
Corporate securities	9,417	207	1,083	68	10,500	275
Mortgage-backed securities	977	19	124	7	1,101	26
Total bonds	11,511	261	1,541	101	13,052	362
Common stock	53	2	3	—	56	2
Total temporarily impaired securities	$11,564	263	1,544	101	13,108	364

	2020
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$374	10	—	—	374	10
Foreign government	51	2	—	—	51	2
States and political subdivisions	85	2	—	—	85	2
Corporate securities	2,085	78	578	12	2,663	90
Mortgage-backed securities	158	5	41	4	199	9
Total bonds	2,753	97	619	16	3,372	113
Common stock	7	—	9	1	16	1
Total temporarily impaired securities	$2,760	97	628	17	3,388	114
As of December 31, 2021 and 2020, the number of investment holdings that were in an unrealized loss position was 1,513 and 472, respectively, for bonds, and 21 and 13, respectively, for common stocks.
As of December 31, 2021 and 2020, of the total amount of unrealized losses, $319, or 87.5%, and $76, or 67.7%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2021	2020	2019
Bonds	$1,199	(120)	13
Stocks	11	2	—
Mortgage Loans	(8)	(34)	—
Derivatives	1,883	202	1,062
Other	(39)	(1)	(2)
Total realized capital gains (losses)	3,046	49	1,073
Income tax benefit (expense) on net realized gains (losses)	(249)	—	11
Total realized capital gains (losses), net of taxes	2,797	49	1,084
Net gains (losses) transferred to IMR, net of taxes	941	(93)	31
Net realized gains (losses), net of taxes and IMR	$1,856	142	1,053
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2021	2020	2019
Interest:
Bonds	$4,233	4,189	4,319
Mortgage loans on real estate	682	647	617
Policy loans	12	12	11
Cash, cash equivalents, and short-term investments	—	7	23
Dividends:
Stocks	13	7	7
Investment in subsidiaries	51	50	67
Rental income on real estate	20	20	13
Derivatives	37	(14)	(109)
Other	(92)	47	(7)
Gross investment income	4,956	4,965	4,941
Investment expenses	(137)	(138)	(146)
Net investment income before amortization of IMR	4,819	4,827	4,795
Amortization of IMR	47	37	44
Net investment income	$4,866	4,864	4,839
(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate includes CMLs and RMLs at December 31, 2021 and 2020.
At December 31, 2021 and 2020, the Company's CML portfolio includes concentrations exceeding 10% for the following states:

	2021		2020
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$3,605	22.9%	$3,356	22.6%

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The maximum lending rates for CMLs made during 2021 and 2020 were 4.5% and 4.1%, respectively. The minimum lending rates for CMLs made during 2021 and 2020 were 1.7% and 2.2%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages was 77.6% and 84.8% during 2021 and 2020, respectively.
At December 31, 2021 and 2020, the Company's RML portfolio includes concentrations exceeding 10% for the following states:

	2021		2020
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$500	35.6%	$353	46.3%
Florida	—	—%	80	10.4%
The maximum lending rates for RMLs made during 2021 and 2020 was 11.0% and 8.3%. The minimum lending rates for RMLs made during 2021 and 2020 was 2.8% and 3.0%. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for RMLs was 94.8% and 93.3% during 2021 and 2020.
As of December 31, 2021 and 2020, there were no taxes, assessments, or amounts advanced that were excluded from the mortgage loan investment total.
(1)    Age Analysis of Mortgage Loans
The following table presents an age analysis of the Company's mortgage loan investments as of December 31, 2021 and 2020 by type:

	2021		2020
	Residential	Commercial	Residential	Commercial
Current	$1,364	15,732	693	14,813
30-59 Days Past Due	14	—	18	—
60-89 Days Past Due	2	—	2	—
90-179 Days Past Due	11	—	4	—
180+ Days Past Due	15	16	47	57
Total	$1,406	15,748	764	14,870
For mortgage loans investments greater than 90 days past due and still accruing interest, the recorded investment and interest accrued as of December 31, 2021 and 2020 are shown below by type:

	2021		2020
	Residential	Commercial	Residential	Commercial
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	—	2	—
Interest Accrued	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—
Interest Accrued	—	—	—	—
There were no mortgage loan investments for which interest was reduced as of December 31, 2021 and 2020.
As of December 31, 2021 and 2020 there were no RMLs in which the Company participated as a co-lender in a mortgage loan agreement. As of December 31, 2021 and 2020, for CML investments, the recorded investment for which the Company participated as a co-lender in a mortgage loan agreement was $2,471 and $1,979, respectively.

32 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(2) Impaired Mortgage Loans
For the years ended December 31, 2021, and 2020, the recorded investment in impaired CMLs was $16, and $25, respectively. These amounts also represent the average recorded investment in impaired mortgage loans for the year ended December 31, 2021, and 2020. There was no related allowance for credit losses on these investments and the Company did not participate as a co-lender in the related mortgage loan agreement. In addition, the impaired CMLs were not in nonaccrual status and no interest income recognized using a cash-basis method of accounting during the time that the loan was impaired. There was no recorded investment in impaired RMLs for the years ended December 31, 2021, and 2020.
There was $0, $1 and $0 interest income recognized on impaired mortgage loans as of December 31, 2021, 2020 and 2019, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt of payment.
As of December 31, 2021 and 2020, the Company derecognized mortgage loans as a result of foreclosure of $4 and $0, respectively.
(3) Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its CML portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.
The credit quality of CMLs as of December 31 is shown below:

	Debt Service Coverage Ratios
2021:	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,528	59	98	663	5,348	34.0%
50% – 60%	4,459	775	249	824	6,307	40.0%
60% – 70%	2,077	1,099	281	444	3,901	24.8%
70% – 80%	23	89	35	29	176	1.1%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	16	—	16	0.1%
Total	$11,087	2,022	679	1,960	15,748	100.0%

	Debt Service Coverage Ratios
2020:	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$3,992	73	52	622	4,739	31.9%
50% – 60%	4,477	770	132	359	5,738	38.6%
60% – 70%	2,288	905	273	582	4,048	27.2%
70% – 80%	—	163	102	35	300	2.0%
80% – 90%	—	—	21	—	21	0.1%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	25	—	25	0.2%
Total	$10,757	1,911	605	1,598	14,871	100.0%

33 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has determined the delinquency status and the loan-to-value ratio are the most reliable indicators in analyzing the credit risk of its RML portfolio. The loan-to-value ratio is based on the Company's internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated.
The loan-to-value ratios of RMLs as of December 31 are shown below:

	2021		2020
	Total	Percent of Total	Total	Percent of Total
Loan-to-value ratios:
Below 70%	$353	25.1%	$165	21.6%
71% to 80%	705	50.1%	381	49.9%
81% to 90%	316	22.5%	206	27.0%
91% to 95%	33	2.3%	12	1.6%
Above 95%	—	—%	—	—%
Total	$1,407	100.0%	$764	100.0%
(f)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company recognized loan-backed securities in OTTI for the year ended December 31, 2021 as follow:

	2021
		OTTI Recognized in Loss
	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value
OTTI Recognized:
Intent to sell	$41	3	—	38
Annual aggregate total	$41	3	—	38
The Company had no loan-backed securities recognized in OTTI for the years ended December 31, 2020 and 2019.
(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 6.
The Company does not have derivative contracts with financing premium as of December 31, 2021 and 2020.
Derivatives held by the Company are designated as either a cash flow hedging instrument (cash flow hedge) or nonqualified hedging instrument (nonqualifying strategies).

34 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of December 31, 2021 and 2020.
(2) Fair Value Hedges
Interest Rate Swaps on Variable Annuity Insurance Liabilities
IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.
Prior to January 1, 2020, the Company designated hedge accounting for these IRS as a cash flow hedge under SSAP No. 86. The amounts previously recorded under the SSAP No. 86 relationship continue to be deferred and amortized over the life of the former hedge program. Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship under SSAP No. 108 as a fair value hedge. The relationship is deemed to be highly effective at December 31, 2021.
    (3) Nonqualifying Strategies
Futures and Options Contracts
OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Credit Default Swaps
The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. Prior to January 1, 2021, the notional amount is equal to the maximum potential future loss amount. Beginning January 1, 2021, the Company updated the potential future exposure (PFE) to zero, as PFE is not determinable. The PFE is zero for the following reasons:

(a) CDS are used to hedge indices allocated to products by policyholders. Fluctuations in value of the CDS are offset by credits provided to policyholders and results in a minimal amount of hedge inefficiency. It is impossible to determine the potential future amount of hedge inefficiency.
(b) The CDS used are exchange traded and daily variation margin is required to settle market movements. This minimizes counterparty credit risk. It also makes it impossible to determine what the potential future exposure related to counterparty risk, net of variation margin received could be.
The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.

35 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
To Be Announced Securities
The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2021			2020
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$1,583	81	(33)	1,341	56	(76)
Total cash flow hedging instruments		$81	(33)		56	(76)

Fair value hedging instruments
IRS	$2,696	305	3,511	2,709	472	(40)
Total fair value hedging instruments		$305	3,511		$472	(40)

Nonqualifying hedging instruments
OTC options	$55,270	2,174	(1,822)	51,430	3,433	(3,013)
ETO	19,388	114	(119)	15,224	136	(96)
TBA securities	1,987	—	—	1,331	1	(1)
IRS	2,233	8	(3,545)	2,631	9	(18)
Futures	19,591	—	—	19,312	—	—
TRS	6,633	—	(15)	11,653	7	(18)
Total nonqualifying hedging instruments		2,296	(5,501)		3,586	(3,146)
Total derivative instruments		$2,682	(2,023)		4,114	(3,262)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined and separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2021 and 2020, had a fair value of $2,432 and $2,476, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2021 and 2020, had a fair value of $2 and $3, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

36 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $2,809 and $2,212 and a fair value of $3,022 and $2,610 as of December 31, 2021 and 2020, respectively. The aggregate amount of collateral received through securities lending at December 31 is as follows:

	Fair Value
	2021	2020
Cash
Open	2,594	2,587
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	2,594	2,587
Securities received	500	86
Total collateral received	$3,094	2,673
The aggregate amount of cash collateral reinvested through securities lending at December 31 is as follows:

	2021		2020
	Amortized cost	Fair value	Amortized cost	Fair value
Open	—	—	—	—
30 days or less	949	949	950	950
31 to 60 days	837	837	955	955
61 to 90 days	61	61	66	66
91 to 120 days	162	162	—	—
121 to 180 days	308	308	143	143
181 to 365 days	277	277	473	473
Greater than 1 year	—	—	—	—
Total collateral reinvested	$2,594	2,594	2,587	2,587
As of December 31, 2021 and 2020, the Company had no borrowings outstanding from collateral securities lending.
Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at December 31 is as follows:

	2021	2020
Cash and cash equivalents	$1,665	1,630
Short-term investments	929	957
Total	$2,594	2,587

37 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(j)     Reverse Repurchase Agreements
The Company participates in both bilateral and tri-party repos. As of December 31, 2021 and 2020, the Company did not sell or acquire any securities that resulted in default. The Company did not recognize a liability to return cash collateral as of December 31, 2021 and 2020.
All collateral received, as of December 31, 2021 and 2020, were bonds with a designated NAIC-1 rating. Further information related to repos for the years ended December 31, 2021 and 2020, is as follows:

As of year end	2021	2020
1. Maturity
a. Overnight	$1,161	430
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,161	430
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,161	435

Maximum Amount	2021	2020
1. Maturity
a. Overnight	$1,161	2,878
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,161	2,878
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,161	2,906
(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of December 31, 2021 is as follows:

SCA Name	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZLPF	$789	—	789	5/25/2021	S2	777	N
Total	$789	—	789	XXX	XXX	777	XXX
(l)    FHLB Agreements
The Company held Class A FHLB membership stock of $10 and $10 at December 31, 2021 and 2020 and activity stock of $80 and $60 at December 31, 2021 and 2020, respectively. The Company has a fully collateralized borrowings with a balance of $2,000 and $1,500 as of December 31, 2021 and 2020 which is recorded in Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at December 31 is as follows:

	2021	2020
Carrying value	$1,988	1,336
Fair value	2,381	1,736
The maximum of collateral pledged to FHLB during the year ended December 31 was as follows:

	2021	2020
Carrying value	$4,290	1,994
Fair value	5,052	2,254

38 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2021 and 2020, the Company had $2,000 and $1,500, respectively, in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the years ended December 31, 2021 and 2020 was $4,000 and $2,000, respectively. Borrowings are not subject to prepayment penalties. Outstanding borrowings as of December 31, 2021, were issued on various dates ranging from October 17, 2016 to December 20, 2021 and interest rates on those borrowings range from 0.2% to 3.2%. Interest paid on borrowings was $17 and $15 for the year ended December 31, 2021 and 2020 .
(m)    Restricted Assets
As of December 31, 2021 and 2020, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted				Percentage
	Total general account	Total from prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$3,094	2,673	421	3,094	1.8%	1.8%
FHLB Capital Stock	90	70	20	90	—	—
On deposit with states	4	4	—	4	—	—
On deposit with other regulatory bodies	27	19	8	27	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	1,988	1,336	652	1,988	1.1	1.1
Derivative collateral	2,338	2,266	72	2,338	1.3	1.3
Modco Assets	25,773	—	25,773	25,773	14.8	14.9
Total restricted assets	$33,314	6,368	26,946	33,314	19.0%	19.1%
(n)    Low Income Housing Tax Credits
As of December 31, 2021 the Company had various LIHTC investments with a range of 4 to 13 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the years ended December 31, 2021, 2020 and 2019 is $44, $38, and $29, respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the years ended December 31, 2021 and 2020 is $503 and $403, respectively.
Additionally, the Company's LIHTC investments require a commitment of capital. The Company has open capital commitments of $271 and $199 at December 31, 2021 and 2020, respectively, which are recorded as an unfunded commitment liability in other liabilities. LIHTC commitments are considered an open capital commitment beginning when the Company formally commits to fund the LIHTC, but they are not recorded as an unfunded commitment asset and liability until the Company has begun funding the LIHTC.
(o)    5GI Securities
As of December 31, 2021 and 2020, details regarding the Company's 5GI securities are as follows:

	2021			2020
	Number of Securities	Aggregate Book Adjusted Carrying Value	Aggregate Fair Value	Number of Securities	Aggregate Book Adjusted Carrying Value	Aggregate Fair Value
Bonds	—	$—	—	—	$—	—
Loan-backed and structured securities	—	—	—	1	1	1
Total	—	$—	—	1	$1	1

39 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2021
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$—	3	—	3
Common stocks	$213	—	—	213
Derivative assets	114	2,644	—	2,758
Separate account assets	21,319	7,043	—	28,362
Total assets reported at fair value	21,646	9,690	—	31,336
Liabilities at fair value:
Derivative liabilities	119	1,894	15	2,028
Separate account derivative liabilities	—	5,329	—	5,329
Total liabilities reported at fair value	$119	7,223	15	7,357

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

40 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2020
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$—	4	—	4
Common stocks	163	—	1	164
Derivative assets	136	4,036	7	4,179
Separate account assets	21,789	11,408	—	33,197
Total assets reported at fair value	22,088	15,448	8	37,544
Liabilities at fair value:
Derivative liabilities	96	3,161	18	3,275
Separate account derivative liabilities	—	10,332	—	10,332
Total liabilities reported at fair value	$96	13,493	18	13,607

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2021.
(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2 or Level 3. The primary unobservable input used to value common stock are indicative quotes received from third-party vendors.

41 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The fair value of unaffiliated preferred stocks is based on quoted market prices in active markets. When available, such investments are included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs. Such investments may be categorized in Level 2 or Level 3.
(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, credit default swaps (CDS), To Be Announced (TBA) securities, and interest rate swaps (IRS) are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, cash, cash equivalents, and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Certain bonds, cash, and cash equivalents, along with related accrued investment income, carried at amortized cost within the separate account have an amortized cost of $19,917 and $12,704 as of December 31, 2021 and 2020, respectively, and a fair value of $20,719 and $13,689 as of December 31, 2021 and 2020, respectively. Separate account assets carried at amortized cost are included in the table in section 6(h) below.
(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

42 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2021

Preferred stocks	—	41	—	—	—	(41)	—
Common stocks	1	—	—	—	—	(1)	—
TRS assets	7	—	—	297	(7)	(297)	—
Total Level 3 Assets	8	—	—	297	(7)	(298)	—

TRS liabilities	(18)	—	—	(423)	3	423	(15)
Total Level 3 Liabilities	$(18)	—	—	(423)	3	423	(15)

	January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2020

Common stocks	1	—		—	—	—	1
TRS assets	1	—	—	960	6	(960)	7
Total Level 3 Assets	2	—	—	960	6	(960)	8

TRS liabilities	(13)	—	—	(568)	(5)	568	(18)
Total Level 3 Liabilities	$(13)	—	—	(568)	(5)	568	(18)
(e)    Transfers
The Company reviews its fair value hierarchy classifications annually. Transfers between levels occur when there are changes in the observability of inputs and market activity.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.
Common and preferred stocks: The primary unobservable inputs used to value common and preferred stock are indicative quotes received from third-party vendors and subsequent offering prices. A significant increase (decrease) in either the indicative quotes or offering prices in isolation could result in an increase (decrease) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower)

43 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.
(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2021
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$104,413	93,817	4,062	81,773	18,578
Common stocks, unaffiliated	303	303	213	—	90
Mortgage loans on real estate	17,673	17,154	—	—	17,673
Cash equivalents	3,210	3,210	1,694	1,516	—
Derivative assets	2,758	2,682	114	2,644	—
Securities lending reinvested collateral assets	2,594	2,594	—	2,594	—
Other invested assets	1,052	1,052	—	102	950
COLI	713	713	—	713	—
Separate account assets	49,082	48,279	22,298	26,784	—
Financial Liabilities
Deposit-type contracts	$5,056	4,577	—	—	5,056
Other investment contracts	97,132	88,311	—	—	97,132
Borrowed money	1,976	2,001	—	—	1,976
Derivative liabilities	2,028	2,023	119	1,894	15
Payable for securities lending	2,594	2,594	—	2,594	—
Payable for securities	271	271	—	—	271
Separate account liabilities	49,082	48,279	22,298	26,784	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

44 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2020
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$115,710	99,088	4,995	93,714	17,001
Preferred stocks, unaffiliated	43	41	—	—	43
Common stocks, unaffiliated	234	234	163	—	71
Mortgage loans on real estate	17,117	15,634	—	—	17,117
Cash equivalents	878	878	448	430	—
Derivative assets	4,179	4,114	136	4,036	7
Securities lending reinvested collateral assets	2,587	2,587	—	2,587	—
Other invested assets	757	757	—	23	734
COLI	653	653	—	653	—
Separate account assets	46,886	45,901	22,732	24,154	—
Financial Liabilities
Deposit-type contracts	$5,395	4,749	—	—	5,395
Other investment contracts	103,518	95,083	—	—	103,518
Borrowed money	1,516	1,501	—	—	1,516
Derivative liabilities	3,275	3,262	96	3,161	18
Payable for securities lending	2,587	2,587	—	2,587	—
Payable for securities	199	199	—	—	199
Separate account liabilities	46,886	45,901	22,732	24,154	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis.
Valuation of Mortgage Loans on Real Estate
The fair value of commercial mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of residential mortgage loans on real estate is calculated by discounting estimated cash flows, with discount rates based on current market conditions.

45 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds, cash equivalent bonds, and reverse repurchase agreements. The fair value of money market mutual funds and cash equivalent bonds are based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of short-term and long-term highly liquid fixed-maturity securities. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities (fixed-income securities, equity securities, cash and cash equivalents) held within the Company’s general account investment portfolio.
Valuation of Other Invested Assets
Other invested assets include LIHTC investments, limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets. As there is no observable market data on which to calculate fair value of the LIHTC investment balances, the fair value is set equal to carrying value. Limited partnership investments are recorded using the cost method in line with SSAP No. 48 – Joint Ventures, Partnerships and Limited Liability Companies using unobservable inputs. Loans to affiliates are carried at cost; due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, the Company believes cost approximates fair value. Due to the use of unobservable inputs, LIHTC investments, limited partnership investments, and loans to affiliates are categorized as Level 3. RSU assets tied to the share price of Allianz SE stock but does not participate in an active market; given this, it is categorized as Level 2.
Valuation of COLI
The COLI policies held by the Company are carried at their respective cash surrender values, which approximates fair value. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced utilizing observable inputs. The COLI asset is included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2021 and 2020, the cash surrender value in an investment vehicle is $713 and $653, respectively, and is allocated into the following categories based on primary underlying investment characteristics:

	2021	2020
Bonds	47.0%	80.0%
Stocks	21.0%	20.0%
Other Invested Assets	32.0%	—%
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Borrowed Money
The fair value of the FHLB borrowing is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Payable for Securities Lending
Securities lending payable is set equal the to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Payable for Securities
Included in Payable for securities is the LIHTC investments unfunded commitment liability. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Mortgage Notes Payable
In 2004, the Company obtained an $80 mortgage loan from an unrelated third-party for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with the same counterparty in conjunction with the construction of an addition to the Company’s headquarters of $65. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2021 and 2020, the combined loan had a balance of $31 and $41, respectively, and is reported within Real estate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision.
Interest expense for all loans is $2, $3, and $3, in 2021, 2020, and 2019, respectively, and is presented in Net investment income on the Statutory Statements of Operations.
The future principal payments required under the loan are as follows:

2022	$11
2023	12
2024	8
2025	—
2026	—
2027 and beyond	—
Total	$31

47 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(8)    Electronic Data Processing Equipment and Software (EDP)
EDP at December 31 and the changes in the balance for the years then ended are as follows:

	2021	2020
Amortization:
Software amortization	8	7
Net EDP balance, by major classes of assets:
Servers, computers and peripherals	—	2
Software	53	38
Net EDP balance	53	40
Nonadmitted	(53)	(38)
Net admitted EDP balance	$—	2
The Company has a gross EDP asset of $55 and $73 and accumulated depreciation and amortization of $(2) and $(33) at December 31, 2021 and 2020, respectively. Servers, computers and peripherals are depreciated over the lesser of their useful life or three years and the net balance is nonadmitted. Software is amortized over the lesser of their useful life or five years. Nonoperating software is nonadmitted and operating software is admitted to the extent it meets the criteria defined in SSAP No. 16R - Electronic Data Processing Equipment and Software.

(9)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2021
	Ordinary	Capital	Total
Total gross deferred tax assets	$998	48	1,046
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	998	48	1,046
Deferred tax assets nonadmitted	(6)	—	(6)
Subtotal net admitted deferred tax assets	992	48	1,040
Deferred tax liabilities	(536)	(17)	(553)
Net admitted deferred tax assets (liabilities)	$456	31	487

	December 31, 2020
	Ordinary	Capital	Total
Total gross deferred tax assets	$911	52	963
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	911	52	963
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax assets	911	52	963
Deferred tax liabilities	(684)	(6)	(690)
Net admitted deferred tax assets (liabilities)	$227	46	273

48 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$87	(4)	83
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	87	(4)	83
Deferred tax assets nonadmitted	(6)	—	(6)
Subtotal net admitted deferred tax assets	81	(4)	77
Deferred tax liabilities	147	(10)	137
Net admitted deferred tax assets (liabilities)	$228	(14)	214
The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2021
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	48	48
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	456	—	456
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	1,533
Lesser of 11.b.i or 11.b.ii	456	—	456
Adjusted gross DTAs offset by gross DTLs (11.c)	536	—	536
Deferred tax assets admitted	$992	48	1,040

	December 31, 2020
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	3	3
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	419	49	468
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	1,108
Lesser of 11.b.i or 11.b.ii	419	49	468
Adjusted gross DTAs offset by gross DTLs (11.c)	492	—	492
Deferred tax assets admitted	$911	52	963

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	44	44
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	37	(49)	(12)
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	425
Lesser of 11.b.i or 11.b.ii	37	(49)	(12)
Adjusted gross DTAs offset by gross DTLs (11.c)	44	—	44
Deferred tax assets admitted	$81	(5)	76
Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2021	2020	Change
Ratio percentage used to determine recovery period and threshold limitation amount	1,082%	705%	377%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$10,218	7,386	2,832
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

December 31, 2021
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

	December 31, 2020
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	93.7%	93.7%

	Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	(93.7)%	(93.7)%
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

50 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:

	December 31			2021-2020 Change	2020-2019 Change
	2021	2020	2019
Current year federal tax expense (benefit) - ordinary income	$1,091	18	773	1,073	(755)
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	1,091	18	773	1,073	(755)
Current year tax expense - net realized capital gains (losses)	249	—	(11)	249	11
Federal and foreign income taxes incurred	$1,340	18	762	1,322	(744)
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2021	2020	Change
Ordinary:
Unrealized losses	$14	—	14
Deferred acquisition costs	186	169	17
Expense accruals	82	63	19
Policyholder reserves	701	666	35
Fixed assets	—	—	—
Nonadmitted assets	15	13	2
Subtotal	998	911	87
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(6)	—	(6)
Admitted ordinary tax assets	992	911	81

Capital:
Impaired assets	48	51	(3)
Unrealized losses	—	1	(1)
Subtotal	48	52	(4)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	48	52	(4)
Admitted deferred tax assets	$1,040	963	77

51 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
Deferred tax liabilities	2021	2020	Change
Ordinary:
Investments	$(53)	(54)	1
Fixed assets	(4)	(5)	1
Policyholder reserves	(356)	(445)	89
Software capitalization	(11)	(7)	(4)
Unrealized gains	(64)	(79)	15
Other	(48)	(94)	46
Subtotal	(536)	(684)	148

Capital:
Unrealized gains	(17)	(6)	(11)
Subtotal	(17)	(6)	(11)
Deferred tax liabilities	$(553)	(690)	137
Net deferred tax assets (liabilities)	$487	273	214
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Coronavirus Aid, Relief, and Economic Security Act, (CARES Act of 2020) was enacted on March 27, 2020, thereby allowing net operating losses (NOLs) arising in tax years beginning after December 31, 2017, and before January 1, 2021 (e.g., NOLs incurred in 2018, 2019, or 2020 by a calendar-year taxpayer) to be carried back to each of the five tax years preceding the tax year of such loss.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2021, 2020, and 2019.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2021	2020	Change
Net deferred tax assets (liabilities)	$493	273	220
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets (liabilities) after statutory valuation allowance	493	273	220
Tax effect of unrealized gains (losses)	149	154	(5)
Statutory valuation allowance adjustment allocated to unrealized gains (losses)	—	—	—
Change in net deferred income tax			$215

52 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2021	December 31, 2020	December 31, 2019
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	(1.9)	(1.3)	(3.6)
Dividends received deduction	(1.3)	(1.7)	(4.2)
Nondeductible expenses	0.1	—	0.9
Affiliated LLC income	(0.2)	(2.4)	—
COLI	(2.4)	(1.0)	(5.5)
Tax hedges	(6.5)	0.2	65.8
Tax hedge reclassification	73.7	6.8	84.7
Tax credits	(9.6)	(7.2)	(13.6)
Prior period adjustments	(1.2)	(0.6)	(0.4)
Change in deferred taxes on impairments	0.6	(5.0)	3.6
Change in deferred taxes on nonadmitted assets	(0.4)	(0.6)	(0.7)
Reinsurance	83.5	(5.5)	19.8
Correction of Error	2.0	—	—
NOL Carryback Benefit	—	(12.2)	—
Tax Contingencies	10.6	5.5	—
Realized Capital Gains Tax	47.4	(0.1)	—
Other	(1.4)	—	0.6
Effective tax rate	214.0%	(4.1)%	168.4%

Federal and foreign income taxes incurred (1)	207.4%	2.9%	293.7%
Realized Capital Gains Tax	47.4	(0.1)	—
Change in net deferred tax	(40.8)	(6.9)	(125.3)
Effective tax rate	214.0%	(4.1)%	168.4%

(1) Prior to 2020, tax on capital gains (losses) was excluded from federal and foreign income taxes incurred and detailed in Note 5(c).
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2021, there are no operating losses or tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had tax contingencies computed in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, and SSAP No. 101 as of December 31, 2021 and 2020. The Company does not believe the tax contingencies will significantly increase within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2021, 2020, and 2019 the Company recognized expenses of $23, $9, and $0 in interest and penalties, respectively. The Company had $32 and $9 for the unrecognized tax benefits and related accrued interest at December 31, 2021 and 2020, respectively.

53 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(f)    Consolidated Federal Income Tax Return
The Company’s federal income tax return is consolidated with AZOA. The method of allocation between the subsidiaries of AZOA is subject to written agreement, approved by the Allianz Life Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually after the consolidated return is filed.

The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal and non-U.S. income tax examinations for years prior to 2016, though examinations of combined returns filed by AZOA, which include the Company, by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017 income tax returns has completed the exam phase and has been assigned to appeals for an issue related to variable annuity hedging income recognition. The IRS has also initiated an examination of AZOA's 2018 income tax return, which is expected to close by the end of 2022.
As of December 31, 2021, the companies included in the consolidated group for which AZOA files a federal income tax return is included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of New York	Allianz Underwriters Insurance Company
AZOA Services Corporation	AGCS Marine Insurance Company
Allianz Global Risks US Insurance Company	William H. McGee & Co., Inc.
Allianz Reinsurance of America, Inc.	Allianz Reinsurance Management Services, Inc.
Allianz Technology of America, Inc.	Fireman’s Fund Insurance Company
Allianz Renewable Energy Partners of America LLC	Fireman’s Fund Indemnity Corporation
Allianz Renewable Energy Partners of America 2 LLC	National Surety Corporation
PFP Holdings, Inc.	Chicago Insurance Company
AZL PF Investments, Inc.	Interstate Fire & Casualty Company
Dresdner Kleinwort Pfandbriefe Investments II, Inc.	Associated Indemnity Corporation
Allianz Fund Investments, Inc.	American Automobile Insurance Company
Yorktown Financial Companies, Inc.	The American Insurance Company
Questar Capital Corporation	Allianz Risk Transfer, Inc.
Questar Agency, Inc.	Allianz Risk Transfer (Bermuda), Ltd.
(10)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2021 are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

54 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2021	2020	2019
Balance at January 1, net of reinsurance recoverables of $665, $654, and $574, respectively	$337	335	299
Incurred related to:
Current year	189	139	143
Prior years	(47)	(46)	(24)
Total incurred	142	93	119
Paid related to:
Current year	10	7	7
Prior years	84	84	76
Total paid	94	91	83
Balance at December 31, net of reinsurance recoverables of $734, $665, and $654, respectively	$385	337	335
Prior year incurred claim reserves for 2021, 2020 and 2019 were favorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business.

55 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(11)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term, coinsurance, and modified coinsurance.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves, deposit-type contracts, and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2021	2020
Aggregate reserves	$16,141	6,636
Deposit-type contracts	132	99
Policy and contract claims	28	29
Reinsurance reserves, recoverables, and receivables at December 31, 2021 and 2020, are covered by collateral of $14,731 and $6,140, respectively, in addition to the letter of credit on behalf of AZMO, as noted in Note 2.
Life insurance, annuities, and accident and health business assumed from and ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount
December 31, 2021
Life insurance in-force	$65,088	41,500	50	23,638
Premiums:
Life	1,453	94	1	1,360
Annuities	13,226	623	—	12,603
Accident and health	168	68	62	162
Total premiums	$14,847	785	63	14,125

December 31, 2020
Life insurance in-force	$53,399	34,345	54	19,108
Premiums:
Life	1,200	88	1	1,113
Annuities	9,473	398	—	9,075
Accident and health	170	68	56	158
Total premiums	$10,843	554	57	10,346

December 31, 2019
Life insurance in-force	$45,817	30,060	58	15,815
Premiums:
Life	989	88	1	902
Annuities	12,135	387	—	11,748
Accident and health	172	70	53	155
Total premiums	$13,296	545	54	12,805
The Company holds securities backing term life and universal life with secondary guarantees ceded reserves in compliance with Actuarial Guideline 48. As of December 31, 2021 and 2020, the Company had 8 and 7 reinsurance

56 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

contracts, respectively, in which risks under covered policies have been ceded. The Company held primary securities in an amount at least equal to the required level of primary securities for all of these contracts.
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2021, 2020, and 2019.
The Company has reported in its operations $43 of claims incurred for the current year ended, as a result of commutation of reinsurance with Hannover Life Reassurance Company of America.
Effective January 1, 2021, the Company executed a new reinsurance agreement with Hannover Life Reassurance Company of America that covers certain in force fixed annuity policies. The agreement resulted in a reduction in Policyholder liabilities, life policies, and annuity contracts in the amount of $161 as of December 31, 2021.
Effective September 1, 2021, the Company executed a new reinsurance agreement with Hannover Life     Reassurance Company of America that covers certain in force fixed annuity policies, and resulted in $185 of reserve credit as of December 31, 2021.
Effective September 30, 2021, the Company executed a new reinsurance agreement with Munich American Reassurance Company that covers certain in force fixed annuity policies, and resulted in $444 of reserve credit as of December 31, 2021.
Effective October 1, 2021, the Company executed a new reinsurance agreement with Hannover Life Reassurance Company of America that covers certain in force fixed annuity policies, and resulted in $206 of reserve credit as of December 31, 2021.
Effective October 1, 2021 the Company executed a new reinsurance agreement with Resolution Re LTD that covers certain in force fixed annuity policies. This covers approximately $26,394 of in force fixed reserves, but did not result in any reinsurance credit as this agreement is modified coinsurance.
Effective October 1, 2021, the Company executed a new reinsurance agreement with Talcott Resolution Life Ins Co that covers certain in force fixed annuity policies, and resulted in $8,178 of reserve credit as of December 31, 2021. The Company transferred assets with an approximate book value of $8,000 as of October 1, 2021 to Talcott Resolution Life Ins Co as part of this coinsurance agreement on the closing date of December 29, 2021. The transfer was accounted for as a sale in accordance with SSAP No. 103R, and the Company has no continuing involvement with these assets.
Effective November 1, 2021, the Company executed a new reinsurance agreement with RGA Reinsurance Company that covers certain in force fixed annuity policies, and resulted in $300 of reserve credit as of December 31, 2021.

57 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(12)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2021	Percentage of total	2020	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$48,992	33%	$43,198	31%
At book value less current surrender charges of 5% or more	37,866	25	36,364	26
At market value	20,998	13	21,361	14
Total with adjustment or at market value	107,856	71	100,923	71
At book value without adjustment (minimal or no charge or adjustment)	33,967	23	30,641	22
Not subject to discretionary withdrawal	7,380	5	8,133	6
Total gross	149,203	100%	139,697	100%
Reinsurance ceded	11,960		2,523
Total net	$137,243		$137,174
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$2,798		$6,776

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2021	2020
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$88,413	95,185
Supplemental contracts with life contingencies, net	2,083	2,091
Deposit-type contracts	4,577	4,749
Subtotal	95,073	102,025
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	42,155	35,137
Supplemental contracts with life contingencies, net	15	11
Subtotal	42,170	35,148
Total annuity actuarial reserves and deposit fund liabilities	$137,243	137,174

58 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(13)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2021
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$817	816	822
Universal life with secondary guarantees	59	53	144
Indexed life	6,871	5,945	5,989
Other permanent cash value life insurance	105	105	105
Variable universal life	2	2	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	199
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	6
Miscellaneous reserves	XXX	XXX	46
Total gross	7,854	6,921	7,362
Reinsurance ceded	616	616	878
Total net	$7,238	6,305	6,484

	2020
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$845	844	851
Universal life with secondary guarantees	61	54	158
Indexed life	5,458	4,701	4,738
Other permanent cash value life insurance	115	115	115
Variable universal life	3	3	3
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	204
Disability, active lives	XXX	XXX	48
Disability, disabled lives	XXX	XXX	6
Miscellaneous reserves	XXX	XXX	54
Total gross	6,482	5,717	6,177
Reinsurance ceded	645	644	904
Total net	$5,837	5,073	5,273

The Company does not have any Life policies with guarantees in the separate account.

	2021
Separate Account Nonguaranteed	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$21	21	21
Total gross	21	21	21

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Reinsurance ceded	—	—	—
Total net	$21	21	21

	2020
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$19	18	18
Total gross	19	18	18
Reinsurance ceded	—	—	—
Total net	$19	18	18

Reconciliation of total life actuarial reserves:	2021	2020
Life, Accident, and Health Annual Statement:
Life insurance, net	$6,412	$5,210
Disability, active lives, net	47	47
Disability, disabled lives, net	1	1
Miscellaneous reserves, net	24	14
Subtotal	6,484	5,273
Separate Accounts Annual Statement:
Life insurance, net	21	18
Subtotal	21	18
Total life actuarial reserves	$6,505	$5,291

(14)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts, variable life policies and market value adjusted annuity contracts issued through the Company’s separate accounts and underwritten by the Company. As of December 31, 2021 and 2020, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2021	2020
Premiums, considerations, or deposits	5,927	4,149
Reserves for accounts with assets at fair value	21,209	21,574
Reserves for accounts with assets at amortized cost	20,982	13,592
Total reserves	42,191	35,166
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	18,665	12,643
At fair value	21,166	21,535
At book value without MV adjustment and with current surrender charge of less than 5%	2,326	959
Subtotal	42,157	35,137
Not subject to discretionary withdrawal	34	29
Total	42,191	35,166

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2021 and 2020, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2021		2020
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$21,158	—	21,602	—
Variable Life	21	—	19	—
Variable Annuities (Non-Unitized Insulated)	524	—	998	—
Variable Annuities (Non-Unitized Non-Insulated)	—	26,548	—	23,244
Variable Annuities (MN MVA)	—	28	—	38
Total	$21,703	26,576	22,619	23,282
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $171, $180, $204, $212, and $221 during the past five years, respectively. The general account of the Company paid $4, $19, $16, $5, and $0 towards separate account guarantees during the past five years, respectively.
A reconciliation of net transfers to (from) separate accounts for the years ended December 31 is included in the following table:

	2021	2020	2019
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$5,927	4,149	1,277
Transfers from separate accounts	(3,507)	(2,689)	3,975
Net transfers to separate accounts	2,420	1,460	5,252
Reconciling adjustments:
Other adjustments	4	—	2
Transfers as reported in the Statutory Statements of Operations	$2,424	1,460	5,254
(15)Related-Party Transactions
(a)     Organization Changes
On October 11, 2018, the Company announced the decision to sell the Questar Capital and Asset Management representative network to an unaffiliated wealth management firm. The closing date of the sale was March 1, 2019.
The Company legally dissolved and terminated its subsidiary, Allianz Annuity Company of Missouri (AAMO), by voluntary action on February 24, 2020. Upon termination, AAMO paid an insignificant dividend to the Company.
On July 1 2020, American Financial Marketing, LLC, Ann Arbor Annuity Exchange, LLC, GamePlan Financial Marketing, LLC, and The Annuity Store Financial & Insurance Services, LLC, all of which are wholly owned subsidiaries of TruChoice Financial Group, LLC (TruChoice), which is a wholly owned subsidiary of AIIG, which is a wholly owned subsidiary of the Company, merged into TruChoice. TruChoice was the surviving entity.
Allianz Investment Management U.S. LLC, a Minnesota limited company was formed on October 11, 2020. Allianz Life is its direct parent.
On January 1, 2021, the Company formed Allianz Strategic Investments (ASI), a non-insurance subsidiary. ASI’s sole operations are investment activities associated with direct equity holdings performed in coordination

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

with Allianz Life. Allianz Life has made various capital contributions into ASI in the form of preferred and common stock investments as indicated in the table below in 15(e) on page 63.
The company legally dissolved and terminated its subsidiary Questar Asset Management (QAM) on September 30, 2021. Upon termination, QAM paid a dividend to Yorktown. Yorktown subsequently paid a dividend to the Company as indicated in the table below in 15(e) on page 63.
(b)    Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $30 and $39 as of December 31, 2021 and 2020, respectively, and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan began in 2021 and has a final maturity date of August 30, 2023. The interest rate is a fixed rate of 0.34%. Interest income earned and accrued had an immaterial impact to the Company during 2021, 2020, and 2019, respectively.
The Company invests in limited partnerships that are managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for the limited partnerships is $123 of which $63 and $45 is unfunded as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the fair value of the investment is $64 and $35 respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, PIMCO, with a reported balance of $33 as of December 31, 2021 within Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company invests in bonds that are managed by a related party, PIMCO. The total committed capital for the bond is $360, of which $186 was unfunded as of December 31, 2021. The Company reported a balance of $174 as of December 31, 2021 related to the PIMCO bonds.

The Company has a seed money investment in exchange traded funds that are managed by a related party, AIM. The Company reported a balance of $71 and $58 as of December 31, 2021 and 2020 related to the seed money investment within Stocks on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
(c)     Service Fees
The Company incurred fees for services provided by affiliated companies of $194, $183, and $157 in 2021, 2020, and 2019, respectively. The Company’s liability for these expenses was $50 and $37 at December 31, 2021 and 2020, respectively, and is included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $71, $59, and $54 in 2021, 2020, and 2019, respectively. The receivable for these revenues was $7 and $6 for 2021 and 2020, respectively, and is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has agreements with its affiliates PIMCO, Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $7, $7, and $8 during 2021, 2020, and 2019, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. At December 31, 2021 and 2020, $1 and $1, respectively, were included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $427, $320, and $285 for the years ended December 31, 2021, 2020, and 2019, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded a net (expense) revenue from this agreement of $(42), $(20), and $2 for the years ended December 31, 2021, 2020, and 2019, respectively.
(d)     Dividends to Parent
The Company paid cash dividends to AZOA of $900, $750, and $325 in 2021, 2020, and 2019, respectively. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividends paid in 2021 and 2020 were considered as extraordinary, and dividends paid in 2019 were considered ordinary.
(e)     Capital Contributions and Dividends with Subsidiaries
During the years ended December 31, the Company received dividends from its subsidiaries as follows:

	2021	2020	2019
Allianz Investment Management, LLC	$41	51	56
ALFS	—	—	2
AZL PF Investments, Inc.	—	50	—
Allianz Individual Insurance Group, LLC (AIIG)	4	—	—
Yorktown	—	—	9
Total	$45	101	67
During the years ended December 31, the Company made capital contributions to subsidiaries as follows:

	2021	2020	2019
Yorktown	$—	—	1
Allianz Investment Management U.S. LLC (AIM US)	8	1	—
ALFS	48	20	8
ASI	$66	$—	$—
Total	$122	21	9
(f)     Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The total premium and associated reserve amounts ceded from the Company to AZMO for the years ended December 31, 2021, 2020, and 2019 were $2, $3, and $6, respectively. The Company recorded a ceding commission of $1 for 2021, 2020, and 2019, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $3, $2 and $2 was amortized in 2021, 2020, and 2019, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $3 and $1 as of December 31, 2021 and 2020, respectively, and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(g)     Line of Credit Agreement
The Company has a line of credit agreement with its subsidiary, AZNY, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of AZNY as of the preceding year end. The Company provided $25 to AZNY under the terms of this agreement on March 17, 2020. The full amount was repaid on April 15, 2020. There was no outstanding balance under the line of credit agreement as of December 31, 2021 and 2020.
(16)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $13, $13, and $13 in 2021, 2020, and 2019, respectively, toward the AAAP matching contributions and administration expenses.
A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $75 and $61 as of December 31, 2021 and 2020, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company can make discretionary contributions to the plan in the form and manner the Company determines reasonable. Discretionary contributions are currently determined based on production. The accrued liability of $65 and $66 as of December 31, 2021 and 2020, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees Restricted Stock Units (RSU) that are tied to Allianz SE stock. Allianz SE determines the number of RSU granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period, which includes the Company's estimate of the number of awards expected to be forfeited. A change in value of $8, $5, and $10 was recorded in 2021, 2020, and 2019, respectively, and is included in General and administrative expenses on the Statutory Statements of Operations. The related liability of $18 and $18 as of December 31, 2021 and 2020, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(17)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2021 and 2020, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $1,070 can be paid in 2022 without prior approval of the Department.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2021 and 2020.
(18)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes claims payment, claims adjustment, underwriting, and premium collection. Total premiums written by TPAs were $136, $148, and $116 for 2021, 2020, and 2019, respectively. For the years ended December 31, 2021, 2020, and 2019, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(19)    Capital Structure
The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized	Issued and outstanding	Par value, per share	Redemption and liquidation rights
Common stock	40,000,000	20,000,001	$1.00	None
Preferred stock:
Class A (consisting of Series A and B below)	200,000,000	18,903,484	$1.00	Designated by Board for each series issued
Class A, Series A	8,909,195	8,909,195	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class A, Series B	10,000,000	9,994,289	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class B	400,000,000	—	$1.00	Designated by Board for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See Note 1 for further discussion.
Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.

65 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As discussed in Note 15 to these Statutory Financial Statements, the Company carried out various capital transactions with related parties during 2021, 2020, and 2019.
(20)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2021 and 2020, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2021, 2020, and 2019, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(21)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including two putative class action proceedings: Sanchez v. Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, BC594715), which has been certified as a class, and Small v. Allianz Life Ins. Co. of North America (United Stated District Court, Central District of California, Case No. 2:20-cv-01944-AB (KESx), which has not been certified as a class action. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company may become subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited guarantees are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and Questar Capital Corporation, through its parent, Yorktown). These guarantees are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the guarantees. Capital contributions made during the years ended December 31, 2021, 2020, and 2019 are detailed in Note 15.
The Company had investments in limited partnerships that required a commitment of capital of $274 and $306 for the years ended December 31, 2021 and 2020, respectively. The Company had commitments to fund private placement investments of $612 and 187 as of December 31, 2021 and 2020, respectively.
(22)    Subsequent Events
The Company has evaluated subsequent events through April 4, 2022, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2021 that require adjustment to the Statutory Financial Statements.

66 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In March 2022, the Company made a capital contribution of $30 to the Allianz Life Insurance Company of New York and paid a cash dividend of $4,100 to AZOA.
As a result of the Russia/Ukraine conflict, economic uncertainties have arisen, which may negatively impact the Company's net income and surplus. The extent to which the conflict impacts our business, net income, and surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the conflict and actions taken by governmental authorities and other third parties in response to the conflict.

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